UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

Brookfield Investment Funds
(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

2022

SEMI-ANNUAL REPORT

JUNE 30, 2022

Oaktree Emerging Markets Equity Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") is an investment adviser registered with the SEC and is also an affiliate and related adviser of Oaktree Capital Management, L.P., an investment adviser registered with the SEC. Oaktree serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of June 30, 2022, Oaktree had $159 billion in assets under management. Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is a wholly owned subsidiary of Brookfield Asset Management ("Brookfield"), a leading global alternative asset manager with over $750 billion of assets under management as of June 30, 2022. In 2019, Brookfield acquired a majority interest in Oaktree.

Oaktree Emerging Markets Equity Fund (the "Fund") is managed by Oaktree Fund Advisors, LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/products/us-mutual-funds/oaktree-emerging-markets-equity-fund?id=196216.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Fund's Expenses	3
Fund Performance	4
Portfolio Characteristics	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Proxy Results	23
Board Considerations Relating to the Investment Advisory Agreement	24
Joint Notice of Privacy Policy	28

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for Oaktree Emerging Markets Equity Fund (the "Fund") for the six-month period ended June 30, 2022.

Emerging markets equities fell during the first half of 2022. Stocks tumbled early in the year following Russia's invasion of Ukraine, which resulted in a wave of sanctions on Russia and a spike in commodity prices. This weakness in equity markets was further exacerbated throughout the period as rising inflation heightened investor fears about tightening monetary policy in developed markets and slowing global economic growth.

Equities in commodity-driven industries were particularly hard-hit in recent months, as commodity prices declined due to investor fears about a global recession. These fears were exacerbated by China's strict zero-Covid policy. Chinese equities declined in April due to concerns about this policy's impact on growth in the world's second-largest economy. The related lockdowns did have a noticeable impact on consumption of discretionary goods in China: The country's economy grew by only 0.4% in the quarter. However, the government began to take actions during the quarter to support the economy, including increasing infrastructure spending and issuing consumer vouchers and subsidies for motor vehicles. These actions and the reopening of Shanghai caused Chinese equity prices to rebound quickly.

Investors appear to believe that the hawkish shift among developed market central banks will cause the global economy to enter into a recession in the near term. Tightening monetary policy has also dried up access to the cheap-and-easy financing in the capital markets that has been the norm in recent years. New issuance among emerging market corporates has been very light in 2022, and we don't expect this to change significantly through year-end. This environment will be challenging for companies that must constantly raise capital to sustain their businesses.

The U.S. and European central banks are walking a fine line: They seek to tame inflation but don't want to send their respective economies into deep recessions. While we expect that both central banks will attempt to maintain relatively hawkish positions until inflation declines meaningfully, we also believe they are likely to "blink" should the economic data worsen materially.

Interestingly, recession fears have improved capex discipline at many cyclical capital intensive companies, as uncertainty about both interest rates and economic growth have made it very hard for companies to make long-term plans or investments with long time horizons. This is particularly true in the commodity space, where investment is sorely needed. Despite the decline in both commodity prices and the stock prices of many energy and materials companies, the fundamentals of most commodity companies remain strong, and inventory levels across the commodity complex are well below the historical means. We believe fundamentals in the energy and materials industries are sound and that the companies in our portfolio will continue to (a) generate strong earnings and (b) return cash to shareholders.

On the global macro front, we maintain our view that emerging markets will be less impacted during this downturn than they were in previous cycles, primarily because the biggest EM economies are in sound fiscal shape and most started their monetary policy tightening cycles long before developed market countries. We therefore believe that investors are pricing in overly pessimistic expectations for EM countries. While dollar strength has been a headwind for EM economies in 2022, the dollar index is currently at a +15-year high, so we expect to see some reversal of this trend. Importantly, China has begun to ease fiscal and monetary policy to provide support for its economy. We expect economic activity in China to pick up in the second half of the year, especially in the fourth quarter along with the uptick in the traditional seasonal infrastructure work schedule. This activity should support commodity prices and commodity-exporting EM countries.

We expect the macro environment to remain volatile, but our focus - as always - is on the bottom-up details of our investments. We're keeping our pencils sharp and are patiently waiting for opportunities to invest in companies we've long had our eyes on that are only now trading at attractive prices.

In addition to performance information, this report provides the Fund's unaudited financial statements and schedule of investments as of June 30, 2022.

2022 Semi-Annual Report
1

LETTER TO SHAREHOLDERS (continued)

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Investment Funds	Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2022 and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

The Fund invests in equity securities of emerging market companies as part of its principal investment strategy. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. As a result, the risks described relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened in emerging markets. The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.

Oaktree Emerging Markets Equity Fund is a series of Brookfield Investment Funds.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

2

ABOUT YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio	Beginning Account Value		Ending Account Value(5)	Expenses Paid During Period
Actual
Class A Shares	1.35%	$1,000.00	(1)	$980.10	$1.65	(2)
Class I Shares	1.10%	1,000.00	(3)	845.30	5.03	(4)
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	(3)	1,018.10	6.76	(4)
Class I Shares	1.10%	1,000.00	(3)	1,019.34	5.51	(4)

(1)  As of May 16, 2022 (commencement of operations of Class A Shares).

(2)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 45/365 (to reflect the period from May 16, 2022 through June 30, 2022).

(3)  As of January 1, 2022.

(4)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 181/365 (to reflect a six-month period).

(5)  As of June 30, 2022.

2022 Semi-Annual Report
3

OAKTREE EMERGING MARKETS EQUITY FUND

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS†

As of June 30, 2022[1]	Six Months	1 Year	Since Inception[2]
Class A Shares (Excluding Sales Charges)	N/A	N/A	-1.99%
Class A Shares (Including Sales Charges)	N/A	N/A	-6.68%
Class I Shares	-15.47%	-24.67%	-23.90%
MSCI Emerging Markets (Net) Index	-17.63%	-25.28%	-24.05%

†  Returns for less than one year are not annualized.

1  All returns shown in USD.

2  Class A Shares commenced operations on May 16, 2022 and Class I Shares commenced operations on June 3, 2021. MSCI Emerging Markets (Net) Index references Class I's commencement date.

The table does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge would reduce the performance quoted.

The Fund's gross and net expense ratios in the prospectus dated April 29, 2022 for Class A is 6.58% and 1.37% and Class I is 6.33% and 1.12%, respectively, for the period ended December 31, 2021.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2022 and subject to change based on subsequent developments.

4

OAKTREE EMERGING MARKETS EQUITY FUND

Fund Performance (Unaudited) (continued)

The MSCI Emerging Markets (Net) Index captures large and mid cap representation across 27 Emerging Markets (EM) countries. With 1,392 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

2022 Semi-Annual Report
5

OAKTREE EMERGING MARKETS EQUITY FUND

Portfolio Characteristics (Unaudited)

June 30, 2022

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
China	38.5%
Brazil	12.9%
India	11.1%
South Korea	10.7%
Taiwan	7.1%
Indonesia	6.0%
Mexico	4.0%
South Africa	2.9%
Thailand	2.9%
Greece	1.4%
Peru	1.3%
Hungary	1.0%
United Arab Emirates	0.2%
Russia	0.0%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Taiwan Semiconductor Manufacturing Company Ltd.	5.1%
Samsung Electronics Company Ltd.	4.5%
Alibaba Group Holding Ltd.	4.3%
Petroleo Brasileiro SA, ADR	3.3%
Bank Rakyat Indonesia Persero Tbk PT	3.0%
Reliance Industries Ltd., GDR	3.0%
Galaxy Entertainment Group Ltd.	2.8%
Vale SA, ADR	2.8%
Shanghai International Airport Company Ltd.	2.6%
Orient Overseas International Ltd.	2.4%

6

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (Unaudited)

June 30, 2022

	Shares	Value
COMMON STOCKS – 94.8%
BRAZIL – 12.5%
Afya Ltd. (n)	14,863	$147,887
Azul SA, ADR (n)	70,113	497,802
Banco Bradesco SA, ADR	232,344	757,441
Centrais Eletricas Brasileiras SA	167,826	1,480,577
Itau Unibanco Holding SA, ADR	343,683	1,470,964
Petroleo Brasileiro SA, ADR	223,589	2,611,519
Raizen SA, Preference	1,093,312	956,801
Vale SA, ADR	149,495	2,187,112
Total BRAZIL		10,110,103
CHINA – 37.4%
Air China Ltd. (n)	1,292,713	1,126,602
Alibaba Group Holding Ltd. (n)	235,962	3,366,091
Aluminum Corporation of China Ltd. (n)	3,636,426	1,366,952
Anhui Conch Cement Company Ltd. (n)	311,659	1,352,576
Baoshan Iron & Steel Company Ltd.	1,419,348	1,278,102
Cathay Pacific Airways Ltd. (n)	956,719	1,050,489
China Merchants Bank Company Ltd. (n)	126,685	855,685
China Tourism Group Duty Free Corporation Ltd.	28,462	992,263
China Youran Dairy Group Ltd. (e) (n)	6,791	2,811
Galaxy Entertainment Group Ltd.	365,620	2,190,274
Ganfeng Lithium Company Ltd. (e)	119,788	1,320,257
Geely Automobile Holdings Ltd.	474,250	1,086,199
Midea Group Company Ltd.	90,933	823,040
Muyuan Foods Company Ltd.	106,839	884,580
Nine Dragons Paper Holdings Ltd.	1,047,160	887,807
Orient Overseas International Ltd.	70,214	1,870,739
Pacific Basin Shipping Ltd.	3,407,228	1,309,929
Pharmaron Beijing Company Ltd. (e) (n)	79,067	794,176
Ping An Bank Company Ltd. (n)	447,369	1,003,971
Riyue Heavy Industry Company Ltd.	182,311	694,166
Shanghai International Airport Company Ltd. (n)	244,205	2,073,359
Suofeiya Home Collection Company Ltd.	215,100	885,778
Weichai Power Company Ltd.	543,371	865,374
WuXi AppTec Company Ltd. (e)	67,263	899,842
Zijin Mining Group Company Ltd. (n)	1,011,503	1,230,885
Total CHINA		30,211,947
GREECE – 1.4%
Alpha Services and Holdings SA (n)	1,244,115	1,099,032
Total GREECE		1,099,032
HUNGARY – 1.0%
OTP Bank Nyrt	35,411	794,473
Total HUNGARY		794,473

See Notes to Financial Statements.

2022 Semi-Annual Report
7

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
INDIA – 8.5%
Axis Bank Ltd., GDR (n)	22,857	$921,233
ICICI Bank Ltd., ADR	102,104	1,811,325
Larsen & Toubro Ltd., GDR	92,206	1,824,219
Reliance Industries Ltd., GDR (e)	35,764	2,338,138
Total INDIA		6,894,915
INDONESIA – 5.8%
Bank Rakyat Indonesia Persero Tbk PT	8,541,843	2,385,445
Freeport-McMoRan, Inc.	52,636	1,540,129
Semen Indonesia Persero Tbk PT	1,595,707	764,488
Total INDONESIA		4,690,062
MEXICO – 3.9%
Fresnillo PLC	105,692	987,328
Grupo Financiero Banorte SAB de CV	315,506	1,763,488
Ternium SA, ADR	9,951	359,132
Total MEXICO		3,109,948
PERU – 1.3%
Credicorp Ltd.	8,773	1,051,970
Total PERU		1,051,970
RUSSIA – 0.0%
LUKOIL PJSC, ADR (f)	7,421	—
Novatek PJSC, GDR (f)	771	—
Polymetal International PLC	14,788	32,191
Sberbank of Russia PJSC, ADR (f)	39,273	—
Total RUSSIA		32,191
SOUTH AFRICA – 2.8%
AngloGold Ashanti Ltd., ADR	108,976	1,611,755
Impala Platinum Holdings Ltd.	61,924	687,012
Total SOUTH AFRICA		2,298,767
SOUTH KOREA – 10.4%
Hana Financial Group, Inc.	46,795	1,422,275
KB Financial Group, Inc.	27,967	1,044,381
LG Chem Ltd.	2,888	1,147,350
Samsung Electronics Company Ltd.	80,505	3,550,863
SK Hynix, Inc.	17,314	1,222,613
Total SOUTH KOREA		8,387,482
TAIWAN – 6.9%
MediaTek, Inc. (n)	34,184	750,379
Taiwan Semiconductor Manufacturing Company Ltd.	247,871	3,972,469
Yageo Corp. (n)	78,149	810,476
Total TAIWAN		5,533,324
THAILAND – 2.8%
Charoen Pokphand Foods PCL	1,982,500	1,460,323
Kasikornbank PCL	192,109	825,718
Total THAILAND		2,286,041

See Notes to Financial Statements.

8

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
UNITED ARAB EMIRATES – 0.1%
Borouge PLC	142,205	$113,436
Total UNITED ARAB EMIRATES		113,436
Total COMMON STOCKS (Cost $84,922,294)		76,613,691
EXCHANGE TRADED FUND – 2.2%
INDIA – 2.2%
iShares MSCI India ETF	45,000	1,771,650
Total EXCHANGE TRADED FUND (Cost $1,986,987)		1,771,650
Total Investments – 97.0% (Cost $86,909,281)		78,385,341
Other Assets in Excess of Liabilities – 3.0%		2,384,709
TOTAL NET ASSETS – 100.0%		$80,770,050

The following notes should be read in conjunction with the accompanying Schedule of Investments.

ADR  —  American Depositary Receipt

ETF  —  Exchange Traded Fund

GDR  —  Global Depositary Receipt

(e)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the total value of all such securities was $5,355,224 or 6.6% of net assets.

(f)  —  Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of June 30, 2022, the total value of all such securities was $0 or 0.0% of net assets. These securities are characterized as a Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs (Note 2).

(n)  —  Non-income producing security.

See Notes to Financial Statements.

2022 Semi-Annual Report
9

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Assets and Liabilities (Unaudited)

June 30, 2022

Assets:
Investments in securities, at value (Note 2)	$78,385,341
Cash	2,800,240
Foreign currency, at value (Cost $1,197,125)	1,197,125
Dividends receivable	459,298
Prepaid expenses	58,483
Total assets	82,900,487
Liabilities:
Payable for investments purchased	2,033,296
Investment advisory fees payable, net (Note 3)	42,851
Accrued expenses	54,290
Total liabilities	2,130,437
Commitments and contingencies (Note 8)
Net Assets	$80,770,050
Composition of Net Assets:
Paid-in capital	90,003,516
Accumulated losses	(9,233,466)
Net assets applicable to capital shares outstanding	$80,770,050
Total investments at cost	$86,909,281
Net Assets
Class A Shares — Net Assets	$981
Shares outstanding	132
Net asset value and redemption price per share	$7.41	*
Offering price per share based on a maximum sales charge of 4.75%	$7.78
Class I Shares — Net Assets	$80,769,069
Shares outstanding	10,908,826
Net asset value and redemption price per share	$7.40

*  Net asset value does not recalculate due to fractional shares outstanding.

See Notes to Financial Statements.

10

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2022

Investment Income:
Dividends and distributions (net of foreign withholding tax of $80,785)	$1,398,446
Less return of capital distributions	(18,810)
Total investment income	1,379,636
Expenses:
Investment advisory fees (Note 3)	193,872
Offering costs (Note 2)	114,148
Custodian fees	40,706
Audit and tax services	22,672
Reports to shareholders	22,203
Fund accounting and sub-administration fees	14,888
Trustees' fees	11,333
Transfer agent fees	8,176
Legal fees	5,113
Registration fees	4,158
Miscellaneous	3,230
Insurance	439
Interest expense	147
Total operating expenses	441,085
Less expenses waived by the investment adviser (Note 3)	(203,936)
Net expenses	237,149
Net investment income	1,142,487
Net realized gain (loss) on:
Investments	(1,758,722)
Foreign currency transactions	58,102
Net realized loss	(1,700,620)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,931,955)
Foreign currency translations	1,428
Net change in unrealized depreciation	(7,930,527)
Net realized and unrealized loss	(9,631,147)
Net decrease in net assets resulting from operations	$(8,488,660)

See Notes to Financial Statements.

2022 Semi-Annual Report
11

OAKTREE EMERGING MARKETS EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Period June 3, 2021[1] through December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,142,487	$131,549
Net realized loss	(1,700,620)	(128,605)
Net change in unrealized depreciation	(7,930,527)	(591,974)
Net decrease in net assets resulting from operations	(8,488,660)	(589,030)
Distributions to Shareholders:
From distributable earnings:
Class A shares	—	—
Class I shares	(13,689)	(142,087)
Total distributions paid	(13,689)	(142,087)
Capital Share Transactions (Note 5):
Subscriptions	72,229,941	21,168,904
Reinvestment of distributions	11,161	115,328
Redemptions	(3,521,818)	—
Net increase in net assets from capital share transactions	68,719,284	21,284,232
Total increase in net assets	60,216,935	20,553,115
Net Assets:
Beginning of period	20,553,115	—
End of period	$80,770,050	$20,553,115

1  Commencement of operations.

See Notes to Financial Statements.

12

OAKTREE EMERGING MARKETS EQUITY FUND

Financial Highlights

Class A	For the Period May 16, 2022[1] through June 30, 2022 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$7.55
Income from Investment Operations:
Net investment income[2]	0.08
Net realized and change in unrealized loss	(0.22)
Net decrease in net asset value resulting from operations	(0.14)
Distributions to Shareholders:
From net investment income	—
From net realized gains	—
Total distributions paid*	—
Net asset value, end of period	$7.41
Total Investment Return†	-1.99%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$1
Gross operating expenses	1.63%[4]
Net expenses, including fee waivers and reimbursement	1.35%[4]
Net investment income	5.39%[4]
Net investment income, excluding the effect of fee waivers and reimbursement	5.11%[4]
Portfolio turnover rate	29%[3]

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized.

4  Annualized.

See Notes to Financial Statements.

2022 Semi-Annual Report
13

OAKTREE EMERGING MARKETS EQUITY FUND

Financial Highlights

Class I	For the Six Months Ended June 30, 2022 (Unaudited)	For the Period June 3, 2021[1] through December 31, 2021
Per Share Operating Performance:
Net asset value, beginning of period	$8.76	$10.00
Income from Investment Operations:
Net investment income[2]	0.21	0.14
Net realized and change in unrealized loss	(1.56)	(1.32)
Net decrease in net asset value resulting from operations	(1.35)	(1.18)
Distributions to Shareholders:
From net investment income	(0.01)	(0.05)
From net realized gains	—	(0.01)
Total distributions paid*	(0.01)	(0.06)
Net asset value, end of period	$7.40	$8.76
Total Investment Return†	-15.47%[3]	-11.78%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$80,769	$20,553
Gross operating expenses	2.05%[4]	6.31%[4]
Net expenses, including fee waivers and reimbursement	1.10%[4]	1.10%[4]
Net investment income	5.30%[4]	2.73%[4]
Net investment income (loss), excluding the effect of fee waivers and reimbursement	4.35%[4]	(2.48)%[4]
Portfolio turnover rate	29%[3]	49%[3]

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized.

4  Annualized.

See Notes to Financial Statements.

14

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited)

June 30, 2022

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series, one of which is included in this report. The Oaktree Emerging Markets Equity Fund (the "Fund") is a diversified open-end management investment company. The Fund's Class I shares commenced operations on June 3, 2021 and Class A shares commenced operations on May 16, 2022.

The Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Currently, the Fund is only publicly offering Class A and Class I shares to investors.

Oaktree Fund Advisors, LLC (the "Adviser"), a Delaware limited partnership and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the "Administrator"), a wholly-owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, Brookfield acquired a majority interest in the Adviser.

The investment objective of the Fund is to seek long-term capital growth. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days' prior written notice of any change in the Fund's investment objective.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Trust's Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior employees of the Adviser.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used

2022 Semi-Annual Report
15

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

16

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2022:

	Level 1	Level 2	Level 3		Total
Common Stocks:
Brazil	$10,110,103	$—	$—		$10,110,103
China	—	30,211,947	—		30,211,947
Greece	—	1,099,032	—		1,099,032
Hungary	—	794,473	—		794,473
India	1,811,325	5,083,590	—		6,894,915
Indonesia	1,540,129	3,149,933	—		4,690,062
Mexico	2,122,620	987,328	—		3,109,948
Peru	1,051,970	—	—		1,051,970
Russia	—	32,191	—	(1)	32,191
South Africa	1,611,755	687,012	—		2,298,767
South Korea	—	8,387,482	—		8,387,482
Taiwan	—	5,533,324	—		5,533,324
Thailand	1,460,323	825,718	—		2,286,041
United Arab Emirates	113,436	—	—		113,436
Total Common Stocks	19,821,661	56,792,030	—		76,613,691
Exchange Traded Fund:
India	$1,771,650	$—	$—		$1,771,650
Total Exchange Traded Fund	1,771,650	—	—		1,771,650
Total	$21,593,311	$56,792,030	$—		$78,385,341

(1) Investments categorized as Level 3 securities that are effectively valued at zero.

As of June 30, 2022, there were investments related to three companies held within the Fund all of which were effectively valued at zero due to the inability of the Fund to transact in these investments, the lack of visibility on when the Fund may do so, and the lack of readily available market prices for such investments. All of these factors are related to the Russian invasion of Ukraine and responses to that event. The value of these securities compared to the Fund's net assets is not material and therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

For further information regarding security characteristics, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

2022 Semi-Annual Report
17

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Offering Costs: Costs from the initial launch of the Fund were deferred and will be amortized over the first twelve months after the commencement of operations. These costs consist primarily of legal fees and other costs incurred in connection with offering the Fund's shares.

Distributions to Shareholders: The Fund declares and pays dividends annually from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://www.oaktreefunds.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

New Accounting Pronouncements: In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. The Fund has evaluated this guidance and determined that it does not have a material impact on the accompanying financial statements; however, the Fund is still evaluating the potential impact to future financial statements.

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Fund's financial statements.

3.  Investment Advisory Agreement and Related Party Transactions

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of

18

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class I shares. The Expense Limitation Agreement will continue until at least April 30, 2023 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $455,248 of which $251,312 and $203,936 will expire on December 31, 2024 and December 31, 2025, respectively. For the six months ended June 30, 2022, the Adviser did not recoup any expenses.

The Fund has entered into an administration agreement ("Administration Agreement") with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Fund are officers and/or employees of the Administrator.

4.  Purchases and Sales of Investments

For the six months ended June 30, 2022, purchases and sales of investments, excluding short-term securities and U.S. Government securities, were $80,164,429 and $11,895,929, respectively. There were no transactions in U.S. Government securities.

5.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers two classes of shares of beneficial interest — "Class A" Shares and "Class I" Shares.

2022 Semi-Annual Report
19

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.

	2022[1]
Class A	Shares	Amount
Subscriptions	132	$1,000
Reinvestment of distributions	—	—
Redemptions	—	—
Net Increase	132	$1,000

	2022[2]		2021[3]
Class I	Shares	Amount	Shares	Amount
Subscriptions	9,017,771	$72,228,941	2,333,362	$21,168,904
Reinvestment of distributions	1,268	11,161	13,287	115,328
Redemptions	(456,862)	(3,521,818)	—	—
Net Increase	8,562,177	$68,718,284	2,346,649	$21,284,232

1 For the period from May 16, 2022 (commencement of operations) through June 30, 2022.

2 For the six months ended June 30, 2022.

3 For the period from June 3, 2021 (commencement of operations) through December 31, 2021.

6.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of June 30, 2022 for the Trust is $100,000,000. Advances under the credit facility are collateralized by a first-priority lien against the Fund's assets, will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the six months ended June 30, 2022, the Fund utilized the credit facility for nine days and had an outstanding average daily loan balance of $156,333. The maximum amount outstanding during the six months was $719,000 and the interest expense amounted to $147. For the six months ended June 30, 2022, the average interest rate on the outstanding principal amount for the Fund was 3.75%. At June 30, 2022, the Fund did not have an amount outstanding on the credit facility.

7.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2022, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

20

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2021, open taxable periods consisted of the taxable period ended December 31, 2021. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2021.

The tax character of the distributions paid for the period ended December 31, 2021 were as follows:

Ordinary income*	$155,775
Return of capital	—
Total	$155,775

*  In order to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, the Fund distributed an additional amount of $13,688 with a record date of December 31, 2021 and ex-date and payable date of January 3, 2022.

At December 31, 2021, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards	$—
Other accumulated losses	(97,291)
Tax basis unrealized depreciation on investments and foreign currency	(633,826)
Total tax basis net accumulated losses	$(731,117)

As of December 31, 2021, the Fund did not have any capital loss carryforwards. The Fund deferred, on a tax basis, late year ordinary losses of $20,655 and short-term post-October losses of $90,335.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2021 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$20,460,154	$886,699	$(1,520,525)	$(633,826)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

8.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

2022 Semi-Annual Report
21

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

9.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

22

OAKTREE EMERGING MARKETS EQUITY FUND

Proxy Results (Unaudited)

The shareholders of the Brookfield Investment Funds voted to elect two (2) Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified and to transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof. The shareholder meeting was held on Friday, May 20, 2022, at 8:45 a.m., Eastern Time. The number of shares voted are as follows:

	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1. To elect to the Fund's Board of Trustees, Mr. William H. Wright II, Independent Trustee	250,613,759	3,790,866	3,689,719
2. To elect to the Fund's Board of Trustees, Mr. David W. Levi, Interested Trustee	250,156,816	3,420,322	4,517,206

2022 Semi-Annual Report
23

OAKTREE EMERGING MARKETS EQUITY FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of Brookfield Investment Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust, considered and approved the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of its series, Oaktree Emerging Markets Equity Fund (the "Fund"), and Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree"), for a successive one-year period at a telephonic1 meeting held on May 19-20, 2022 (the "Meeting").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Oaktree provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Fund by Oaktree; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, as compared with a peer group and/or peer universe of funds, as applicable; (c) information on the profitability of Oaktree; (d) information about Oaktree's general compliance policies and procedures and the services that it provides; (e) any "fall-out" benefits to Oaktree (i.e., ancillary benefits realized by Oaktree from its relationship with the Fund); (f) information relating to economies of scale; (g) information on Oaktree's risk management processes; (h) information regarding brokerage and soft dollar practices; and (i) information about the key personnel of Oaktree who are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices. In determining whether to approve the Advisory Agreement, the Board, including the Independent Trustees considered a series of factors, to the extent applicable, including the role of Brookfield Public Securities Group LLC ("Brookfield") as the Fund's administrator.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. In considering the nature, extent and quality of the services provided by the Adviser to the Fund, the Board considered the responsibilities that the Adviser had to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's investment objective and strategy, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Adviser's risk assessment and monitoring process, and the Adviser's current level of staffing and its overall resources, as well as information regarding its investment personnel who provide services to the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Oaktree, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Trustees' experience and interaction with Oaktree, that: (i) Oaktree would continue to be able to retain high quality personnel; (ii) Oaktree has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Oaktree and Brookfield have been responsive to requests of the Board; and (iv) Oaktree and Brookfield have kept the Board apprised of developments relating to the Fund and the industry in general. The Board also considered Oaktree's investment process and philosophy, as well as its responsibilities that include the development and maintenance of an investment program for the Fund that is

1 On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the "SEC") issued an order pursuant to its authority under Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act" or "Act") granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts. The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the Investment Company Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) under the Investment Company Act that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC's order.

24

OAKTREE EMERGING MARKETS EQUITY FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

Additionally, the Board observed that pursuant to an administration agreement with the Fund (the "Administration Agreement"), Brookfield, a wholly owned subsidiary of Brookfield Asset Management Inc., provides administrative services reasonably necessary for the Fund's operations, other than those services that the Adviser provides to the Fund pursuant to the Advisory Agreement, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund's other service providers; review and adjust as necessary the Fund's daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; send periodic information (i.e., performance figures) to service organizations that track investment company information; and perform such additional services as may be agreed upon by and among the Fund, Brookfield and Oaktree. The Board also noted that although Brookfield does not receive any compensation from the Fund under the Administration Agreement, Brookfield may receive compensation for its administrative services to the Fund from the Advisor out of its management fee. The Board also observed that Brookfield is responsible for the coordination and oversight of the Fund's third-party service providers. As a result, in addition to the quality of the advisory services provided by Oaktree pursuant to the Advisory Agreement, the Board also considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Administration Agreement. In connection with the administrative services provided by Brookfield, the Board analyzed the structure and duties of Brookfield's fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund.

The Board's conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Oaktree; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Oaktree and Brookfield; (vi) Oaktree's and Brookfield's culture of compliance and their commitment to compliance generally, as well as their risk management processes and attention to regulatory matters; and (vii) Oaktree's reputation and its experience serving as an investment adviser and the experience of the team of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Oaktree's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Oaktree from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement, as well as the administrative services provided by Brookfield, were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

THE PERFORMANCE OF THE FUND AND THE ADVISER. The Board, including the Independent Trustees, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, performance information for the Fund is limited because the Fund has been in operation for less than one year. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, in view of the short period of operation by the Fund, the Board considered supplemental

2022 Semi-Annual Report
25

OAKTREE EMERGING MARKETS EQUITY FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

performance information that provided strategy level performance returns as compared to the Fund's performance information since inception, as well as a focused peer group identified by Brookfield ("Peer Group"). At the Meeting, management also discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2022.

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Oaktree pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Oaktree, Brookfield or their affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fees for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund's expense group ("Expense Group") and expense universe ("Expense Universe"), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fees to be paid by the Fund to Oaktree, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering the Fund's total operating expenses, the Board also considered the level of fee waivers and expense reimbursements, as applicable, and the net expense caps contractually agreed upon by Oaktree with respect to the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Oaktree was providing services at a cost that was competitive with other, similar funds. The Fund's fee and expense rankings are discussed below relative to the median of the applicable expense grouping. In reviewing the expense rankings, the Board noted that a fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The Board also noted that for those funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided by Broadridge, in which case fund rankings are provided). The Board then noted that for purposes of the quintile rankings, higher fees and expenses result in a higher quintile ranking, with the first quintile corresponding to low fees and expenses and the fifth quintile corresponding to high fees and expenses. Similarly, the Board noted that the fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping. The Board considered that the Fund's actual management fees were below the median of its Expense Group and Expense Universe. The Fund's actual total expenses were below the median of its Expense Group and above the median of its Expense Universe. The Board noted management's discussion regarding the Fund's expenses.

The Board was also asked to consider the management fees received by Oaktree with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the greater financial, regulatory and reputational risks in managing the Fund; and the impact on Oaktree and expenses associated with the more extensive regulatory regime to which the Fund is subject as compared to institutional or separately managed accounts.

With respect to Oaktree, the Board reviewed its financial information and considered whether Oaktree had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. Additionally, the Board considered the reasonableness of the management fee payable

26

OAKTREE EMERGING MARKETS EQUITY FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

under the Advisory Agreement and took into account that the fee was consistent with management fees that Oaktree charged to comparable funds.

The Board concluded that Oaktree and Brookfield had the financial resources necessary to perform their obligations under the Advisory Agreement and the Administration Agreement, respectively, and to continue to provide the Fund with quality services. The Board also concluded that the management fee was reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Trustees, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board noted, however, that although shareholders might benefit from lower operating expenses as a result of an increasing amount of assets spread over the fixed expenses of the Funds the Fund's expense limitation agreement with the Adviser served to limit the Fund's expenses until the Fund had the opportunity to grow its assets. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Oaktree's brokerage and soft dollar practices. The Board considered that Oaktree is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Oaktree derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Oaktree in return for allocating brokerage. The Board then considered other benefits that may be realized by Oaktree from its relationship with both Brookfield and the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and the reputational benefits. The Board also considered that Oaktree and Brookfield manage their investment operations independently of each other subject to an information barrier between the firms. The Board concluded that the benefits that may accrue to the Adviser by virtue of the Adviser's relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield and Oaktree to the Fund.

CONCLUSION. After a full and complete discussion, the Board approved the Advisory Agreement for a successive one-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund and its shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

2022 Semi-Annual Report
27

OAKTREE EMERGING MARKETS EQUITY FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

28

CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski  Chair of Board of Trustees

William H. Wright II  Chair of Audit Committee

Heather S. Goldman  Chair of Nominating and Compensation Committee

Stuart A. McFarland  Trustee

David W. Levi  Trustee (Interested)

Officers of the Fund

Brian F. Hurley  President

Casey P. Tushaus  Treasurer

Adam R. Sachs  Chief Compliance Officer

Mohamed S. Rasul  Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Administrator

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

Adviser

Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
1-213-830-6300
www.oaktreecapital.com

2022

SEMI-ANNUAL REPORT

JUNE 30, 2022

Brookfield Global Listed Infrastructure Fund

Brookfield Global Listed Real Estate Fund

Brookfield Real Assets Securities Fund

Brookfield Global Renewables & Sustainable Infrastructure Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $24 billion of assets under management as of June 30, 2022, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $750 billion of assets under management as of June 30, 2022. For more information, go to https://publicsecurities.brookfield.com/en.

Brookfield Investment Funds (the "Trust") is managed by Brookfield Public Securities Group LLC. The Trust uses its website as a channel of distribution of material company information. Financial and other material information regarding the Trust is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to a Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Funds' Expenses	3
Brookfield Global Listed Infrastructure Fund
Fund Performance	5
Portfolio Characteristics	7
Schedule of Investments	8
Brookfield Global Listed Real Estate Fund
Fund Performance	11
Portfolio Characteristics	13
Schedule of Investments	14
Brookfield Real Assets Securities Fund
Fund Performance	17
Portfolio Characteristics	21
Schedule of Investments	23
Brookfield Global Renewables & Sustainable Infrastructure Fund
Fund Performance	37
Portfolio Characteristics	39
Schedule of Investments	40
Statements of Assets and Liabilities	43
Statements of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights
Brookfield Global Listed Infrastructure Fund	47
Brookfield Global Listed Real Estate Fund	48
Brookfield Real Assets Securities Fund	49
Brookfield Global Renewables & Sustainable Infrastructure Fund	50
Notes to Financial Statements	51
Proxy Results	65
Board Considerations Relating to the Investment Advisory Agreements	66
Joint Notice of Privacy Policy	74

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for Brookfield Investment Funds, including Brookfield Global Listed Infrastructure Fund (the "Infrastructure Fund"), Brookfield Global Listed Real Estate Fund (the "Global Real Estate Fund"), Brookfield Real Assets Securities Fund (the "Real Assets Securities Fund") and Brookfield Global Renewables & Sustainable Infrastructure Fund (the "Renewables Fund") (each, a "Fund," and collectively, the "Funds") for the period ended June 30, 2022.

Concerns over higher inflation, rising rates and the war in Ukraine weighed on stocks and bonds globally in the first half of 2022. Global equities finished lower by more than 20% and global bonds were down nearly 14%. To reign in persistently elevated inflation, the Federal Open Market Committee (FOMC) hiked its target range for the federal funds rate three times during the period. It was the first time the FOMC tightened conditions since 2018. As a result, the yield on 10-Year U.S. Treasury yields nearly doubled in the first half of the year, to 3.01% as of June 30, 2022. Conversely, the combination of the war in Eastern Europe and higher inflation drove commodity returns higher, with the Bloomberg Commodities Index gaining more than 18% in the first six months of the year.

Global real estate securities performed in line with global equities. Following a multi-year period of strong returns, industrial real estate stocks were among the worst performing property sectors in the first half. Comments from Amazon's management team about slowing demand for space, coupled with soft earnings by major retailers, negatively affected sentiment in the sector. The office sector also underperformed, largely driven by uncertainties around return to office trends. Property types that fared better during the period included health care and hotels. These stocks outperformed early in the year, benefitting from a shift into value following their underperformance in the prior year.

Global infrastructure equities' defensive characteristics were prevalent throughout the period, as the sector meaningfully outperformed broader markets. Energy infrastructure was the clear beneficiary as supply and demand fundamentals turned increasingly favorable, largely driven by the Russian invasion of Ukraine. The energy crisis in Europe also drove performance for many utilities, particularly those with large portfolios of renewable generation assets. Gains early in the period from policy proposals faded as the energy crisis deepened and interest rates rose. Rising interest rates also impacted the communications sector, given the sector's longer-duration cash flow profile. Lastly, recession concerns weighed on more GDP-sensitive transportation assets, notably airports. For renewables and sustainable infrastructure companies, generally speaking performance was challenged across the investable universe due to rising interest rates and the ongoing energy crisis in Europe. The situation in Europe hampered performance for many names, but for those with merchant power exposure that were able to take advantage of high-power prices, were rewarded by the market. It wasn't all negative, as select companies were beneficiaries of specific fundamentals.

Against the current backdrop of elevated market volatility, rising interest rates and concerns over slowing growth, we think the relative performance of our Funds highlights the benefits listed real assets can offer to a diversified investment portfolio. The current investment landscape is defined by economic conditions and policy uncertainties not seen since the late 1970s; and as a result, our teams have selectively reduced risk and positioned portfolios for defensive growth. While the recent pullback in financial markets has created attractive valuations in more economically sensitive sectors of our investment universe, we are taking a prudent approach to risk management and waiting for signals for a more favorable outlook for cyclical growth.

In addition to performance information, this report provides the Funds' unaudited financial statements and schedules of investments as of June 30, 2022.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

2022 Semi-Annual Report

LETTER TO SHAREHOLDERS (continued)

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Investment Funds	Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2022 and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

Brookfield Public Securities Group LLC

ABOUT YOUR FUNDS' EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio	Beginning Account Value		Ending Account Value (06/30/22)	Expenses Paid During Period
INFRASTRUCTURE FUND
Actual
Class A Shares	1.25%	$1,000.00	(1)	$954.70	$6.06	(2)
Class C Shares	2.00%	1,000.00	(1)	951.40	9.68	(2)
Class I Shares	1.00%	1,000.00	(1)	956.60	4.85	(2)
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.25%	1,000.00	(1)	1,018.60	6.26	(2)
Class C Shares	2.00%	1,000.00	(1)	1,014.88	9.99	(2)
Class I Shares	1.00%	1,000.00	(1)	1,019.84	5.01	(2)
GLOBAL REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	(1)	$819.60	$5.41	(2)
Class C Shares	1.95%	1,000.00	(1)	816.30	8.78	(2)
Class I Shares	0.95%	1,000.00	(1)	820.50	4.29	(2)
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	(1)	1,018.84	6.01	(2)
Class C Shares	1.95%	1,000.00	(1)	1,015.12	9.74	(2)
Class I Shares	0.95%	1,000.00	(1)	1,020.08	4.76	(2)

2022 Semi-Annual Report

ABOUT YOUR FUNDS' EXPENSES (Unaudited) (continued)

	Annualized Expense Ratio	Beginning Account Value		Ending Account Value (06/30/22)	Expenses Paid During Period
REAL ASSETS SECURITIES FUND
Actual
Class A Shares	1.15%	$1,000.00	(1)	$911.30	$5.45	(2)
Class C Shares	1.90%	1,000.00	(1)	907.10	8.98	(2)
Class I Shares	0.90%	1,000.00	(1)	912.80	4.27	(2)
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.15%	1,000.00	(1)	1,019.09	5.76	(2)
Class C Shares	1.90%	1,000.00	(1)	1,015.37	9.49	(2)
Class I Shares	0.90%	1,000.00	(1)	1,020.33	4.51	(2)
RENEWABLES FUND
Actual
Class I Shares	1.00%	$1,000.00	(3)	$964.10	$3.93	(4)
Hypothetical (assuming a 5% return before expenses)
Class I Shares	1.00%	1,000.00	(1)	1,019.84	5.01	(2)

(1)  As of January 1, 2022.

(2)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 181/365 (to reflect a six-month period).

(3)  As of February 5, 2022 (commencement of operations).

(4)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 146/365 (to reflect the period from February 5, 2022 through June 30, 2022).

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS*

As of June 30, 2022	Six Months†	1 Year	5 Years	10 Years	Since Inception**
Class A (Excluding Sales Charge)	-4.53%	4.31%	4.48%	5.93%	6.29%
Class A (Including Sales Charge)	-9.09%	-0.66%	3.46%	5.41%	5.79%
Class C (Excluding Sales Charge)	-4.86%	3.58%	3.69%	5.12%	4.83%
Class C (Including Sales Charge)	-5.81%	2.58%	3.69%	5.12%	4.83%
Class I Shares	-4.34%	4.63%	4.74%	6.19%	6.63%
FTSE Global Core Infrastructure 50/50 Index	-3.71%	3.65%	6.70%	N/A***	N/A***
Dow Jones Brookfield Global Infrastructure Composite Index	-3.16%	1.83%	4.56%	6.91%	7.38%
BGL Custom Index	-3.71%	3.65%	5.02%	7.15%	7.54%

*  All returns shown in USD.

†  Returns for less than one year are not annualized.

**  Class A was incepted on December 29, 2011, Class C was incepted on May 1, 2012 and Class I was incepted on December 1, 2011. The Dow Jones Brookfield Global Infrastructure Composite Index and the BGL Custom Index references Class I's inception date.

***  Data for the FTSE Global Core Infrastructure 50/50 Index is unavailable prior to its inception date of March 2, 2015.

The table does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated April 29, 2022 for Class A is 1.37% and 1.25%, Class C is 2.11% and 2.00% and Class I is 1.05% and 1.00%, respectively, for the year ended December 31, 2021.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

2022 Semi-Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Fund Performance (Unaudited)

Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield cobranded indexes. The index does not reflect any fees, expenses or sales charges.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2022 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Portfolio Characteristics (Unaudited)

June 30, 2022

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	56.9%
Canada	8.0%
Spain	7.0%
Australia	6.1%
Japan	3.8%
France	3.3%
United Kingdom	2.9%
China	2.8%
Italy	2.3%
Hong Kong	1.9%
Mexico	1.8%
Brazil	1.6%
Germany	0.9%
Chile	0.7%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Renewables/Electric Generation	32.0%
Toll Roads	13.1%
Communications	11.7%
Gas Utilities	10.5%
Electricity Transmission & Distribution	8.1%
Rail	7.7%
Pipelines	6.4%
Midstream	5.8%
Airports	4.0%
Water	0.7%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Transurban Group	6.1%
Dominion Energy, Inc.	5.2%
NextEra Energy, Inc.	5.2%
Enbridge, Inc.	5.0%
Crown Castle International Corp.	4.7%
Entergy Corp.	3.5%
American Electric Power Company, Inc.	3.5%
Xcel Energy, Inc.	3.3%
Canadian Pacific Railway Ltd.	3.0%
NiSource, Inc.	2.9%

2022 Semi-Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (Unaudited)

June 30, 2022

	Shares	Value
COMMON STOCKS – 98.2%
AUSTRALIA – 6.0%
Toll Roads – 6.0%
Transurban Group	1,650,369	$16,420,033
Total AUSTRALIA		16,420,033
BRAZIL – 1.6%
Toll Roads – 1.6%
CCR SA	1,830,340	4,396,216
Total BRAZIL		4,396,216
CANADA – 7.9%
Pipelines – 5.0%
Enbridge, Inc.	320,264	13,525,133
Rail – 2.9%
Canadian Pacific Railway Ltd.	115,100	8,039,653
Total CANADA		21,564,786
CHILE – 0.7%
Water – 0.7%
Aguas Andinas SA	11,690,010	1,880,924
Total CHILE		1,880,924
CHINA – 2.7%
Communications – 1.5%
China Tower Corporation Ltd. (e)	32,038,901	4,128,277
Gas Utilities – 1.2%
ENN Energy Holdings Ltd.	197,743	3,268,439
Total CHINA		7,396,716
FRANCE – 3.2%
Renewables/Electric Generation – 1.5%
Engie SA	347,200	4,020,233
Toll Roads – 1.7%
Vinci SA	53,000	4,757,379
Total FRANCE		8,777,612
GERMANY – 0.9%
Renewables/Electric Generation – 0.9%
RWE AG	67,500	2,496,569
Total GERMANY		2,496,569
HONG KONG – 1.8%
Gas Utilities – 1.8%
China Resources Gas Group Ltd.	1,085,400	5,059,505
Total HONG KONG		5,059,505
ITALY – 2.3%
Renewables/Electric Generation – 1.0%
Hera SpA	984,900	2,853,996

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
Toll Roads – 1.3%
Atlantia SpA	145,729	$3,420,927
Total ITALY		6,274,923
JAPAN – 3.7%
Gas Utilities – 0.9%
Tokyo Gas Company Ltd.	117,697	2,439,159
Rail – 2.8%
East Japan Railway Co.	100,300	5,130,262
West Japan Railway Co.	73,443	2,701,855
Total Rail		7,832,117
Total JAPAN		10,271,276
MEXICO – 1.8%
Airports – 1.8%
Grupo Aeroportuario del Pacifico SAB de CV	352,552	4,928,663
Total MEXICO		4,928,663
SPAIN – 6.9%
Airports – 2.2%
Aena SME SA (e) (n)	46,300	5,907,951
Communications – 2.4%
Cellnex Telecom SA (e)	170,200	6,623,905
Toll Roads – 2.3%
Ferrovial SA	247,037	6,285,578
Total SPAIN		18,817,434
UNITED KINGDOM – 2.8%
Electricity Transmission & Distribution – 1.1%
National Grid PLC	231,960	2,980,904
Renewables/Electric Generation – 1.7%
SSE PLC	241,404	4,764,190
Total UNITED KINGDOM		7,745,094
UNITED STATES – 55.9%
Communications – 7.6%
American Tower Corp.	11,200	2,862,608
Crown Castle International Corp.	74,600	12,561,148
SBA Communications Corp.	16,600	5,312,830
Total Communications		20,736,586
Electricity Transmission & Distribution – 6.8%
CenterPoint Energy, Inc.	255,900	7,569,522
PG&E Corp. (n)	541,067	5,399,849
Sempra Energy	37,905	5,695,984
Total Electricity Transmission & Distribution		18,665,355

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
Gas Utilities – 6.4%
Atmos Energy Corp.	56,200	$6,300,020
NiSource, Inc.	262,980	7,755,280
Southwest Gas Holdings, Inc.	40,100	3,491,908
Total Gas Utilities		17,547,208
Midstream – 5.7%
Cheniere Energy, Inc.	52,143	6,936,583
Equitrans Midstream Corp.	350,195	2,227,240
Targa Resources Corp.	107,991	6,443,823
Total Midstream		15,607,646
Pipelines – 1.3%
Plains GP Holdings LP	351,900	3,631,608
Rail – 1.8%
CSX Corp.	168,100	4,884,986
Renewables/Electric Generation – 26.3%
Ameren Corp.	76,600	6,921,576
American Electric Power Company, Inc.	98,036	9,405,574
Dominion Energy, Inc.	176,600	14,094,446
Entergy Corp.	83,934	9,454,326
FirstEnergy Corp.	158,400	6,080,976
NextEra Energy, Inc.	179,000	13,865,340
PNM Resources, Inc.	70,500	3,368,490
Xcel Energy, Inc.	124,200	8,788,392
Total Renewables/Electric Generation		71,979,120
Total UNITED STATES		153,052,509
Total COMMON STOCKS (Cost $241,457,825)		269,082,260
Total Investments – 98.2% (Cost $241,457,825)		269,082,260
Other Assets in Excess of Liabilities – 1.8%		4,794,044
TOTAL NET ASSETS – 100.0%		$273,876,304

The following notes should be read in conjunction with the accompanying Schedule of Investments

(e)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the total value of all such securities was $16,660,133 or 6.1% of net assets.

(n)  —  Non-income producing security.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS*

As of June 30, 2022	Six Months†	1 Year	5 Years	10 Years	Since Inception**
Class A (Excluding Sales Charge)	-18.04%	-14.43%	0.86%	5.10%	5.01%
Class A (Including Sales Charge)	-21.93%	-18.52%	-0.12%	4.59%	4.50%
Class C (Excluding Sales Charge)	-18.37%	-15.11%	0.09%	4.32%	4.22%
Class C (Including Sales Charge)	-19.18%	-15.96%	0.09%	4.32%	4.22%
Class I	-17.95%	-14.18%	1.11%	5.35%	6.55%
FTSE EPRA Nareit Developed Index Net	-20.71%	-13.44%	1.95%	4.69%	5.88%

*  All returns shown in USD.

†  Returns for less than one year are not annualized.

**  Classes A and C were incepted on May 1, 2012 and Class I was incepted on December 1, 2011. The FTSE EPRA Nareit Developed Index Net references Class I's inception date.

The table does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated April 29, 2022 for Class A is 1.27% and 1.20%, Class C is 2.01% and 1.95% and Class I is 0.94% and 0.95%, respectively for the year ended December 31, 2021.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

2022 Semi-Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Fund Performance (Unaudited)

Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

The FTSE EPRA Nareit Developed Index Net (USD) is a free float-adjusted market-capitalization weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Investors cannot invest directly in indices or averages, and their performance does not reflect fees and expenses or taxes except the reinvestment of dividends net of withholding taxes nor represents the performance of any fund. The Net benchmark presented is calculated on a total return basis net of foreign withholding taxes on dividends, and does not reflect fees, brokerage commissions, or other expenses. Net total return indexes reinvest dividends after the deduction of withholding taxes (for international indexes), using tax rates applicable to non-resident investors who do not benefit from double taxation treaties.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2022 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Portfolio Characteristics (Unaudited)

June 30, 2022

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	60.2%
Japan	8.3%
Hong Kong	6.3%
United Kingdom	6.2%
Australia	4.4%
Singapore	3.8%
Germany	3.6%
Canada	2.8%
France	2.2%
Spain	2.0%
Sweden	0.2%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Residential	21.8%
Diversified	14.2%
Industrial	12.4%
Retail	11.2%
Office	10.2%
Healthcare	7.8%
Net Lease	6.3%
Self Storage	5.0%
Hotel	4.9%
Manufactured Homes	3.4%
Datacenters	2.8%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Prologis, Inc.	5.4%
Public Storage	4.5%
Sun Hung Kai Properties Ltd.	3.7%
Vonovia SE	3.7%
Mid-America Apartment Communities, Inc.	3.5%
Essex Property Trust, Inc.	3.3%
UDR, Inc.	3.3%
Americold Realty Trust	3.2%
Invitation Homes, Inc.	3.1%
Ventas, Inc.	3.0%

2022 Semi-Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (Unaudited)

June 30, 2022

	Shares	Value
COMMON STOCKS – 99.5%
AUSTRALIA – 4.3%
Diversified – 1.0%
The GPT Group	1,879,699	$5,493,771
Manufactured Homes – 1.3%
Ingenia Communities Group	2,394,700	6,595,864
Retail – 1.5%
Vicinity Centres	6,144,900	7,806,248
Self Storage – 0.5%
National Storage REIT	1,627,400	2,414,310
Total AUSTRALIA		22,310,193
CANADA – 2.8%
Office – 0.9%
Allied Properties Real Estate Investment Trust	173,318	4,468,944
Residential – 1.9%
InterRent Real Estate Investment Trust	1,065,609	9,925,926
Total CANADA		14,394,870
FRANCE – 2.2%
Hotel – 0.9%
Accor SA (n)	172,563	4,707,807
Office – 1.3%
Gecina SA	71,065	6,669,476
Total FRANCE		11,377,283
GERMANY – 3.6%
Residential – 3.6%
Vonovia SE	604,370	18,699,573
Total GERMANY		18,699,573
HONG KONG – 6.2%
Diversified – 4.8%
Sun Hung Kai Properties Ltd.	1,598,969	18,931,893
Swire Properties Ltd.	2,316,926	5,768,300
Total Diversified		24,700,193
Retail – 1.4%
Wharf Real Estate Investment Company Ltd.	1,548,446	7,394,178
Total HONG KONG		32,094,371
JAPAN – 8.3%
Diversified – 2.3%
Tokyu Fudosan Holdings Corp.	1,250,900	6,582,809
United Urban Investment Corp.	4,739	4,981,824
Total Diversified		11,564,633
Hotel – 2.0%
Invincible Investment Corp.	17,406	5,127,109
Japan Hotel REIT Investment Corp.	10,689	5,359,753
Total Hotel		10,486,862

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
Industrial – 1.1%
Mitsui Fudosan Logistics Park, Inc.	1,482	$5,606,924
Office – 2.9%
Mitsui Fudosan Company Ltd.	692,829	14,885,326
Total JAPAN		42,543,745
SINGAPORE – 3.8%
Diversified – 3.8%
CapitaLand Integrated Commercial Trust	6,901,064	10,787,888
City Developments Ltd.	1,485,190	8,723,277
Total Diversified		19,511,165
Total SINGAPORE		19,511,165
SPAIN – 2.0%
Diversified – 2.0%
Merlin Properties Socimi SA	1,071,951	10,381,187
Total SPAIN		10,381,187
SWEDEN – 0.2%
Diversified – 0.2%
Hufvudstaden AB	80,946	895,879
Total SWEDEN		895,879
UNITED KINGDOM – 6.2%
Industrial – 0.7%
Tritax EuroBox PLC (e)	3,531,103	3,688,554
Office – 1.2%
Derwent London PLC	189,825	6,052,321
Residential – 1.4%
The UNITE Group PLC	534,325	6,945,468
Retail – 2.9%
Capital & Counties Properties PLC	4,152,193	7,089,247
Hammerson PLC	6,386,265	1,479,120
Shaftesbury PLC	1,029,450	6,523,107
Total Retail		15,091,474
Total UNITED KINGDOM		31,777,817
UNITED STATES – 59.9%
Datacenters – 2.8%
Digital Realty Trust, Inc.	111,456	14,470,332
Healthcare – 7.8%
Healthpeak Properties, Inc.	355,500	9,211,005
Ventas, Inc.	302,150	15,539,574
Welltower, Inc.	185,868	15,306,230
Total Healthcare		40,056,809
Hotel – 1.9%
Pebblebrook Hotel Trust	595,331	9,864,635

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
Industrial – 10.5%
Americold Realty Trust	540,648	$16,241,066
Prologis, Inc.	236,501	27,824,343
Rexford Industrial Realty, Inc.	172,480	9,933,123
Total Industrial		53,998,532
Manufactured Homes – 2.1%
Sun Communities, Inc.	67,380	10,737,677
Net Lease – 6.3%
Agree Realty Corp.	107,664	7,765,805
EPR Properties	229,000	10,746,970
VICI Properties, Inc.	463,489	13,807,337
Total Net Lease		32,320,112
Office – 3.9%
Alexandria Real Estate Equities, Inc.	54,220	7,863,527
Highwoods Properties, Inc.	226,944	7,759,215
Kilroy Realty Corp.	85,247	4,460,975
Total Office		20,083,717
Residential – 14.8%
American Homes 4 Rent	231,584	8,207,337
Essex Property Trust, Inc.	65,554	17,143,027
Invitation Homes, Inc.	452,400	16,096,392
Mid-America Apartment Communities, Inc.	102,002	17,816,689
UDR, Inc.	367,123	16,902,343
Total Residential		76,165,788
Retail – 5.3%
Federal Realty OP LP	116,005	11,106,319
Kite Realty Group Trust	430,883	7,449,967
Simon Property Group, Inc.	89,066	8,454,145
Total Retail		27,010,431
Self Storage – 4.5%
Public Storage	74,420	23,268,901
Total UNITED STATES		307,976,934
Total COMMON STOCKS (Cost $528,630,861)		511,963,017
Total Investments – 99.5% (Cost $528,630,861)		511,963,017
Other Assets in Excess of Liabilities – 0.5%		2,639,113
TOTAL NET ASSETS – 100.0%		$514,602,130

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(e)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the total value of all such securities was $3,688,554 or 0.7% of net assets.

(n)  —  Non-income producing security.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS*

As of June 30, 2022	Six Months†	1 Year	5 Years	Since Inception**
Class A (Excluding Sales Charge)	-8.87%	-4.12%	3.63%	2.55%
Class A (Including Sales Charge)	-13.22%	-8.65%	2.62%	1.89%
Class C (Excluding Sales Charge)	-9.29%	-4.84%	2.93%	1.86%
Class C (Including Sales Charge)	-10.20%	-5.79%	2.93%	1.86%
Class I Shares	-8.72%	-3.84%	3.86%	2.74%
MSCI World Index	-20.29%	-13.94%	8.22%	7.71%
Real Assets Custom Index Blend Benchmark	-10.93%	-5.10%	4.11%	3.35%
S&P Real Assets Index	-9.05%	-4.89%	4.48%	N/A***

*  All returns shown in USD.

†  Returns for less than one year are not annualized.

**  Classes A, C and I were incepted on November 19, 2014. The MSCI World Index and Real Assets Custom Index Blend Benchmark returns reference Class I's inception date.

***  Data for the S&P Real Assets Index is unavailable prior to its inception date of December 31, 2015.

The table does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated April 29, 2022 for Class A is 1.74% and 1.15%, Class C is 2.54% and 1.90% and Class I is 1.44% and 0.90%, respectively for the year ended December 31, 2021.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

2022 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Fund Performance (Unaudited)

Mutual fund investing involves risk. Principal loss is possible. The Fund will be closely linked to the real assets market. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REITs are dependent upon management skills and generally may not be diversified. REITs are subject to heavy cash flow dependency, defaults by borrowers and self liquidation. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in MLPs, which involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Investing in MLPs may generate unrelated business taxable income (UBTI) for tax-exempt investors both during the holding period and at time of sale. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations. Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources. Debt securities rated below investment grade are commonly referred to as junk bonds and are considered speculative. Increases in interest rates can cause the prices of Fixed Income securities to decline, and the level of current income from a portfolio of Fixed Income securities may decline in certain interest rate environments. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 80% of its total assets in securities in Real Assets securities, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Past performance is no guarantee of future results.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Fund Performance (Unaudited)

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

The Bloomberg Barclays Global Inflation-Linked Index (Series-L) measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government linker fund is likely and able to invest.

The Bloomberg Commodity Index is a broadly diversified index that tracks the commodities markets through commodity futures contracts.

The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.

The Dow Jones Brookfield Global Infrastructure Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets. Brookfield has no direct role in the day-to-day management of any Brookfield cobranded indexes.

The FTSE EPRA Nareit Developed Index is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

The ICE BofA Global Corporate Index tracks the performance of investment- grade public debt issued in the major domestic and Eurobond markets, including global bonds.

The ICE BofA Global High Yield Index tracks the performance of below investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

The ICE BofA Preferred Stock REITs 7% Constrained Index is a subset of the ICE BofA Fixed-Rate Preferred Securities Index including all real estate investment trust issued preferred securities. The ICE BofA Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market.

The ICE BofA USD Real Asset High Yield and Corporate Custom Index is a custom index blend of sectors of ICE BofA U.S. High Yield Index (70%) and ICE BofA U.S. Corporate Index (30%) that correspond to equity sectors in Brookfield's real asset universe. Such real-asset-related sectors include Cable, Infrastructure Services, Oil Gas T&D, Telecommunications, Transportation, Utilities, Agriculture, Timber, Basic Materials, Energy Exploration & Production, Metals & Mining, Real Estate, RE Ownership & Development and REITs.

The ICE BofA U.S. High Yield Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

2022 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Fund Performance (Unaudited)

The ICE BofA U.S. Corporate Index tracks the performance of U.S.-dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Real Assets Custom Index Blend Benchmark, beginning 1/1/20, has consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% FTSE Global Core Infrastructure 50/50 Index, 5% Alerian Midstream Energy Index, and 15% ICE BofA USD Real Asset High Yield and Corporate Custom Index. For the period from 10/1/16 through 12/31/19, this Benchmark consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%. For the period from 11/19/14 through 9/30/16, this Benchmark consisted of 33.33% Dow Jones Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.67% Bloomberg Commodity Index and 3.34% Bloomberg Barclays Global Inflation-Linked Index.

The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across three primary commodity related sectors: Agribusiness, Energy and Metals & Mining.

The S&P Real Assets Index measures global property, infrastructure, commodities and inflation-linked bonds using liquid component indexes that track equities (representing 50% of the index), fixed income (representing 40% of the index) and futures (representing 10% of the index).

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2022 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Portfolio Characteristics (Unaudited)

June 30, 2022

ASSET ALLOCATION BY SECURITY TYPE	Percent of Total Investments
Infrastructure Equities
-Global Infrastructure Equities	27.9%
-Energy Infrastructure	2.6%
-Global Renewables Equities	14.6%
Total Infrastructure Equities	45.1%
Real Estate Equities
-Global Real Estate Equities	36.8%
-REIT Preferreds	4.0%
Total Real Estate Equities	40.8%
Real Asset Debt	14.1%
Total	100.0%
ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	64.3%
Canada	5.3%
United Kingdom	4.3%
Japan	4.3%
Spain	4.0%
Australia	3.9%
Hong Kong	3.0%
France	2.4%
Germany	1.6%
Italy	1.5%
Singapore	1.3%
China	1.2%
Brazil	0.8%
Mexico	0.8%
Denmark	0.4%
Chile	0.3%
Ireland	0.2%
Netherlands	0.2%
New Zealand	0.1%
Sweden	0.1%
India	0.0%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Common Stocks	81.9%
Convertible Preferred Stocks	0.9%
Real Asset Debt	14.1%
Preferred Stocks	3.1%
Total	100.0%

2022 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Portfolio Characteristics (Unaudited) (continued)

June 30, 2022

TOP TEN HOLDINGS	Percent of Total Investments
Transurban Group	2.4%
NextEra Energy, Inc.	2.3%
Dominion Energy, Inc.	1.9%
Prologis, Inc.	1.9%
Enbridge, Inc.	1.8%
Crown Castle International Corp.	1.6%
Public Storage	1.6%
Cheniere Energy, Inc.	1.5%
Vonovia SE	1.3%
American Electric Power Company, Inc.	1.3%

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited)

June 30, 2022

	Shares	Value
COMMON STOCKS – 76.2%
AUSTRALIA – 3.6%
Diversified – 0.3%
The GPT Group	56,494	$165,114
Manufactured Homes – 0.4%
Ingenia Communities Group	79,200	218,145
Retail – 0.5%
Vicinity Centres	208,500	264,871
Self Storage – 0.2%
National Storage REIT	46,900	69,578
Toll Roads – 2.2%
Transurban Group	112,107	1,115,387
Total AUSTRALIA		1,833,095
BRAZIL – 0.6%
Toll Roads – 0.5%
CCR SA	115,514	277,448
Wind & Solar – 0.1%
Omega Energia SA (n)	18,678	42,721
Total BRAZIL		320,169
CANADA – 4.3%
Clean Power – 0.1%
Fortis, Inc.	1,100	52,001
Office – 0.3%
Allied Properties Real Estate Investment Trust	5,705	147,101
Pipelines – 2.2%
Enbridge, Inc.	26,180	1,105,776
Rail – 1.1%
Canadian Pacific Railway Ltd.	7,600	530,855
Residential – 0.6%
InterRent Real Estate Investment Trust	34,174	318,324
Total CANADA		2,154,057
CHILE – 0.3%
Water – 0.3%
Aguas Andinas SA	968,368	155,810
Total CHILE		155,810
CHINA – 1.1%
Communications – 0.6%
China Tower Corporation Ltd. (e)	2,230,296	287,378
Gas Utilities – 0.4%
ENN Energy Holdings Ltd.	14,269	235,848
Wind & Solar – 0.1%
China Longyuan Power Group Corporation Ltd.	26,296	50,961
Total CHINA		574,187

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
DENMARK – 0.4%
Wind & Solar – 0.4%
Orsted A/S (e)	1,600	$168,518
Vestas Wind Systems A/S	1,400	29,767
Total Wind & Solar		198,285
Total DENMARK		198,285
FRANCE – 2.2%
Clean Technology – 0.1%
Nexans SA	800	62,328
Hotel – 0.3%
Accor SA (n)	5,372	146,557
Office – 0.4%
Gecina SA	2,193	205,814
Renewables/Electric Generation – 0.5%
Engie SA	23,000	266,317
Toll Roads – 0.6%
Vinci SA	3,500	314,167
Water Sustainability – 0.2%
Veolia Environnement SA	3,300	80,894
Wind & Solar – 0.1%
Neoen SA (e)	514	19,376
Total FRANCE		1,095,453
GERMANY – 1.5%
Renewables/Electric Generation – 0.3%
RWE AG	4,600	170,137
Residential – 1.2%
Vonovia SE	19,674	608,725
Total GERMANY		778,862
HONG KONG – 2.8%
Diversified – 1.5%
Sun Hung Kai Properties Ltd.	50,135	593,601
Swire Properties Ltd.	67,064	166,965
Total Diversified		760,566
Gas Utilities – 0.8%
China Resources Gas Group Ltd.	84,000	391,559
Retail – 0.5%
Wharf Real Estate Investment Company Ltd.	48,749	232,788
Water Sustainability – 0.0%
Guangdong Investment Ltd.	20,849	22,038
Total HONG KONG		1,406,951
INDIA – 0.0%
Wind & Solar – 0.0%
Azure Power Global Ltd. (n)	2,100	23,940
Total INDIA		23,940

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
IRELAND – 0.2%
Wind & Solar – 0.2%
Greencoat Renewables PLC	65,000	$80,825
Total IRELAND		80,825
ITALY – 1.4%
Clean Technology – 0.1%
RAI Way SpA (e)	13,000	69,532
Renewables/Electric Generation – 0.4%
Hera SpA	76,100	220,519
Toll Roads – 0.6%
Atlantia SpA	11,730	275,357
Wind & Solar – 0.3%
Enel SpA	26,500	145,332
Total ITALY		710,740
JAPAN – 4.0%
Diversified – 0.7%
Tokyu Fudosan Holdings Corp.	39,200	206,288
United Urban Investment Corp.	131	137,713
Total Diversified		344,001
Gas Utilities – 0.3%
Tokyo Gas Company Ltd.	7,727	160,135
Hotel – 0.6%
Invincible Investment Corp.	511	150,520
Japan Hotel REIT Investment Corp.	331	165,972
Total Hotel		316,492
Industrial – 0.3%
Mitsui Fudosan Logistics Park, Inc.	41	155,117
Office – 1.0%
Mitsui Fudosan Company Ltd.	23,341	501,478
Rail – 1.1%
East Japan Railway Co.	6,800	347,815
West Japan Railway Co.	4,944	181,882
Total Rail		529,697
Total JAPAN		2,006,920
MEXICO – 0.7%
Airports – 0.7%
Grupo Aeroportuario del Pacifico SAB de CV	25,556	357,272
Total MEXICO		357,272
NEW ZEALAND – 0.1%
Clean Power – 0.1%
Mercury NZ Ltd.	14,500	51,056
Total NEW ZEALAND		51,056

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
SINGAPORE – 1.2%
Diversified – 1.2%
CapitaLand Integrated Commercial Trust	216,701	$338,752
City Developments Ltd.	46,121	270,892
Total Diversified		609,644
Total SINGAPORE		609,644
SPAIN – 3.8%
Airports – 0.8%
Aena SME SA (e) (n)	3,300	421,085
Communications – 0.9%
Cellnex Telecom SA (e)	11,400	443,669
Diversified – 0.7%
Merlin Properties Socimi SA	33,660	325,977
Toll Roads – 0.8%
Ferrovial SA	16,528	420,536
Wind & Solar – 0.6%
Corp ACCIONA Energias Renovables SA	1,700	65,917
EDP Renovaveis SA	2,100	49,607
Grenergy Renovables SA (n)	1,734	61,917
Iberdrola SA	10,783	112,267
Total Wind & Solar		289,708
Total SPAIN		1,900,975
SWEDEN – 0.0%
Diversified – 0.0%
Hufvudstaden AB	2,553	28,256
Total SWEDEN		28,256
UNITED KINGDOM – 3.7%
Electricity Transmission & Distribution – 0.6%
National Grid PLC	22,403	287,900
Industrial – 0.2%
Tritax EuroBox PLC (e)	113,678	118,747
Office – 0.4%
Derwent London PLC	5,881	187,508
Renewables/Electric Generation – 0.8%
SSE PLC	20,364	401,890
Residential – 0.4%
The UNITE Group PLC	16,752	217,752
Retail – 1.0%
Capital & Counties Properties PLC	130,487	222,787
Hammerson PLC	215,684	49,955
Shaftesbury PLC	32,830	208,027
Total Retail		480,769
Water Sustainability – 0.1%
Severn Trent PLC	2,000	66,400

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
Wind & Solar – 0.2%
Atlantica Sustainable Infrastructure PLC	3,400	$109,684
Total UNITED KINGDOM		1,870,650
UNITED STATES – 44.3%
Clean Power – 0.2%
Exelon Corp.	2,300	104,236
Clean Technology – 0.1%
Itron, Inc. (n)	1,100	54,373
Communications – 2.5%
American Tower Corp.	700	178,913
Crown Castle International Corp.	4,500	757,710
SBA Communications Corp.	1,100	352,055
Total Communications		1,288,678
Datacenters – 0.9%
Digital Realty Trust, Inc.	3,599	467,258
Electricity Transmission & Distribution – 2.2%
CenterPoint Energy, Inc.	15,600	461,448
PG&E Corp. (n)	30,920	308,581
Sempra Energy	2,300	345,621
Total Electricity Transmission & Distribution		1,115,650
Gas Utilities – 2.2%
Atmos Energy Corp.	3,500	392,350
NiSource, Inc.	15,965	470,808
Southwest Gas Holdings, Inc.	2,600	226,408
Total Gas Utilities		1,089,566
Healthcare – 2.5%
Healthpeak Properties, Inc.	11,100	287,601
Ventas, Inc.	9,210	473,670
Welltower, Inc.	5,823	479,524
Total Healthcare		1,240,795
Hotel – 0.6%
Pebblebrook Hotel Trust	18,683	309,577
Industrial – 3.3%
Americold Realty Trust	16,954	509,298
Prologis, Inc.	7,423	873,316
Rexford Industrial Realty, Inc.	5,380	309,834
Total Industrial		1,692,448
Manufactured Homes – 0.6%
Sun Communities, Inc.	2,044	325,732
Midstream – 3.8%
Cheniere Energy, Inc.	5,387	716,633
DT Midstream, Inc.	2,352	115,295
Equitrans Midstream Corp.	38,363	243,989

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
Targa Resources Corp.	9,809	$585,303
The Williams Companies, Inc.	7,649	238,725
Total Midstream		1,899,945
Net Lease – 2.0%
Agree Realty Corp.	3,514	253,465
EPR Properties	6,900	323,817
VICI Properties, Inc.	14,946	445,241
Total Net Lease		1,022,523
Office – 1.3%
Alexandria Real Estate Equities, Inc.	1,700	246,551
Highwoods Properties, Inc.	7,117	243,330
Kilroy Realty Corp.	2,752	144,012
Total Office		633,893
Pipeline (MLP) – 2.4%
Energy Transfer LP	23,546	234,989
Enterprise Products Partners LP	9,977	243,140
MPLX LP	8,058	234,891
Plains All American Pipeline LP	23,726	232,989
Western Midstream Partners LP	10,601	257,710
Total Pipeline (MLP)		1,203,719
Pipelines – 0.9%
Kinder Morgan, Inc.	13,647	228,724
Plains GP Holdings LP	21,200	218,784
Total Pipelines		447,508
Rail – 0.6%
CSX Corp.	10,900	316,754
Renewables/Electric Generation – 9.4%
Ameren Corp.	4,800	433,728
American Electric Power Company, Inc.	6,291	603,558
Dominion Energy, Inc.	11,200	893,872
Entergy Corp.	5,054	569,283
FirstEnergy Corp.	9,785	375,646
NextEra Energy, Inc.	13,800	1,068,948
PNM Resources, Inc.	4,800	229,344
Xcel Energy, Inc.	8,300	587,308
Total Renewables/Electric Generation		4,761,687
Residential – 4.7%
American Homes 4 Rent	7,220	255,877
Essex Property Trust, Inc.	2,014	526,681
Invitation Homes, Inc.	14,300	508,794
Mid-America Apartment Communities, Inc.	3,205	559,817
UDR, Inc.	11,284	519,516
Total Residential		2,370,685

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
Retail – 1.7%
Federal Realty OP LP	3,645	$348,972
Kite Realty Group Trust	13,524	233,830
Simon Property Group, Inc.	2,795	265,302
Total Retail		848,104
Self Storage – 1.4%
Public Storage	2,340	731,648
Water Sustainability – 0.4%
Essential Utilities, Inc.	1,500	68,775
Waste Management, Inc.	400	61,192
Xylem, Inc.	600	46,908
Total Water Sustainability		176,875
Wind & Solar – 0.6%
Clearway Energy, Inc.	3,500	121,940
Enphase Energy, Inc. (n)	400	78,096
NextEra Energy Partners LP	780	57,845
Sunrun, Inc. (n)	2,800	65,408
Total Wind & Solar		323,289
Total UNITED STATES		22,424,943
Total COMMON STOCKS (Cost $36,431,204)		38,582,090
CONVERTIBLE PREFERRED STOCKS – 0.8%
UNITED STATES – 0.8%
Hotel – 0.1%
RLJ Lodging Trust, Series A, 1.95%	1,518	39,362
Net Lease – 0.3%
EPR Properties, Series C, 5.75%	6,023	132,928
Office – 0.2%
Equity Commonwealth, Series D, 6.50%	4,915	128,063
Retail – 0.2%
RPT Realty, Series D, 7.25%	2,270	108,392
Total UNITED STATES		408,745
Total CONVERTIBLE PREFERRED STOCKS (Cost $458,769)		408,745
	Principal Amount (000s)	Value
REAL ASSET DEBT – 13.2%
BRAZIL – 0.2%
Metals & Mining – 0.2%
Vale Overseas Ltd., 3.75%, 07/08/30	$80	$70,121
Total BRAZIL		70,121

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
CANADA – 0.7%
Basic Industrial – 0.1%
Methanex Corp., 5.25%, 12/15/29	$20	$16,906
NOVA Chemicals Corp., 4.25%, 05/15/29 (e)	45	35,487
Total Basic Industrial		52,393
Energy – 0.2%
Baytex Energy Corp., 8.75%, 04/01/27 (e)	35	35,087
MEG Energy Corp., 7.13%, 02/01/27 (e)	35	35,056
Total Energy		70,143
Media – 0.1%
Videotron Ltd., 3.63%, 06/15/29 (e)	85	69,125
Oil Gas Transportation & Distribution – 0.2%
Parkland Corp., 4.50%, 10/01/29 (e)	40	32,445
TransCanada PipeLines Ltd., 3.62% (3 Month LIBOR USD + 2.21%), 05/15/67 (v)	95	69,635
Total Oil Gas Transportation & Distribution		102,080
Utility – 0.1%
Emera, Inc., 6.75% (3 Month LIBOR USD + 5.44%), 06/15/76 (v)	70	67,556
Total CANADA		361,297
FRANCE – 0.1%
Telecommunication Services – 0.1%
Altice France SA, 5.50%, 01/15/28 (e)	40	31,700
Total FRANCE		31,700
NETHERLANDS – 0.2%
Media – 0.2%
UPC Broadband Finco BV, 4.88%, 07/15/31 (e)	25	20,375
VZ Secured Financing BV, 5.00%, 01/15/32 (e)	60	49,800
Ziggo Bond Company BV, 5.13%, 02/28/30 (e)	10	7,844
Total Media		78,019
Total NETHERLANDS		78,019
UNITED KINGDOM – 0.2%
Media – 0.1%
Virgin Media Secured Finance PLC, 4.50%, 08/15/30 (e)	85	69,847
Utility – 0.1%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (e)	80	69,662
Total UNITED KINGDOM		139,509
UNITED STATES – 11.8%
Basic Industrial – 0.1%
Cascades, Inc., 5.38%, 01/15/28 (e)	40	34,003
Cable – 0.1%
NBCUniversal Media LLC, 4.45%, 01/15/43	75	69,691

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Construction & Building Materials – 0.4%
Ashton Woods USA LLC, 6.63%, 01/15/28 (e)	$25	$21,250
Beazer Homes USA, Inc., 5.88%, 10/15/27	45	34,650
KB Home, 4.00%, 06/15/31	45	34,470
M/I Homes, Inc., 4.95%, 02/01/28	40	34,002
Shea Homes LP, 4.75%, 04/01/29 (e)	45	35,277
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (e)	35	32,260
Total Construction & Building Materials		191,909
Diversified – 0.3%
Forestar Group, Inc., 5.00%, 03/01/28 (e)	80	65,338
The Howard Hughes Corp., 5.38%, 08/01/28 (e)	80	67,000
Total Diversified		132,338
Energy – 1.4%
Antero Resources Corp., 5.38%, 03/01/30 (e)	35	31,914
Apache Corp., 4.25%, 01/15/30	55	48,744
California Resources Corp., 7.13%, 02/01/26 (e)	37	36,180
Callon Petroleum Co., 6.38%, 07/01/26	24	22,140
Callon Petroleum Co., 8.25%, 07/15/25	10	9,747
Chesapeake Energy Corp., 5.50%, 02/01/26 (e)	15	14,250
Civitas Resources, Inc., 5.00%, 10/15/26 (e)	40	35,900
Comstock Resources, Inc., 6.75%, 03/01/29 (e)	55	49,249
Continental Resources, Inc., 5.75%, 01/15/31 (e)	41	39,511
Crescent Energy Finance LLC, 7.25%, 05/01/26 (e)	20	18,200
Devon Energy Corp., 7.95%, 04/15/32	15	17,783
Diamondback Energy, Inc., 4.25%, 03/15/52	40	33,388
Endeavor Energy Resources LP, 6.63%, 07/15/25 (e)	35	35,172
EQT Corp., 7.50%, 02/01/30	41	43,766
Occidental Petroleum Corp., 4.40%, 04/15/46	100	80,851
Occidental Petroleum Corp., 8.88%, 07/15/30	88	101,031
Range Resources Corp., 8.25%, 01/15/29	15	15,310
Southwestern Energy Co., 5.38%, 02/01/29	52	48,235
Transocean Proteus Ltd., 6.25%, 12/01/24 (e)	81	76,140
Total Energy		757,511
Health Facilities – 0.6%
CHS/Community Health Systems, Inc., 4.75%, 02/15/31 (e)	115	84,195
HCA, Inc., 3.50%, 09/01/30	120	102,107
Tenet Healthcare Corp., 6.13%, 10/01/28 (e)	115	99,475
Total Health Facilities		285,777
Infrastructure Services – 0.2%
Parker-Hannifin Corp., 4.50%, 09/15/29	70	69,794
Terex Corp., 5.00%, 05/15/29 (e)	40	34,000
Total Infrastructure Services		103,794

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Leisure – 0.8%
Boyd Gaming Corp., 4.75%, 12/01/27	$13	$11,797
Boyd Gaming Corp., 4.75%, 06/15/31 (e)	65	54,926
Caesars Resort Collection LLC, 5.75%, 07/01/25 (e)	35	33,600
GLP Capital LP, 4.00%, 01/15/30	80	70,054
Park Intermediate Holdings LLC, 5.88%, 10/01/28 (e)	55	50,198
RHP Hotel Properties LP, 4.50%, 02/15/29 (e)	40	33,916
Station Casinos LLC, 4.50%, 02/15/28 (e)	35	29,561
Station Casinos LLC, 4.63%, 12/01/31 (e)	5	3,900
VICI Properties LP, 4.50%, 09/01/26 (e)	45	41,400
VICI Properties LP, 4.63%, 12/01/29 (e)	70	62,577
Wynn Las Vegas LLC, 5.50%, 03/01/25 (e)	35	32,025
Total Leisure		423,954
Media – 1.0%
Cable One, Inc., 4.00%, 11/15/30 (e)	100	82,000
CCO Holdings LLC, 4.75%, 03/01/30 (e)	200	171,215
Charter Communications Operating LLC, 3.70%, 04/01/51	50	34,046
CSC Holdings LLC, 4.50%, 11/15/31 (e)	80	61,496
CSC Holdings LLC, 4.63%, 12/01/30 (e)	65	43,550
DIRECTV Holdings LLC, 5.88%, 08/15/27 (e)	40	34,384
DISH DBS Corp., 5.13%, 06/01/29	55	33,229
GCI LLC, 4.75%, 10/15/28 (e)	20	17,329
Total Media		477,249
Metals & Mining – 0.1%
Freeport-McMoRan, Inc., 4.25%, 03/01/30	75	68,295
Oil Gas Transportation & Distribution – 2.2%
Antero Midstream Partners LP, 5.38%, 06/15/29 (e)	55	49,256
Blue Racer Midstream LLC, 6.63%, 07/15/26 (e)	35	31,502
Buckeye Partners LP, 4.13%, 12/01/27	40	34,000
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/39	60	47,570
Cheniere Energy, Inc., 4.63%, 10/15/28	55	49,531
Crestwood Midstream Partners LP, 5.63%, 05/01/27 (e)	35	31,150
DCP Midstream Operating LP, 5.85% (3 Month LIBOR USD + 3.85%), 05/21/43 (e) (v)	40	33,606
DCP Midstream Operating LP, 5.60%, 04/01/44	40	32,325
DT Midstream, Inc., 4.14%, 06/15/29 (e)	40	33,800
Energy Transfer LP, 4.30% (3 Month LIBOR USD + 3.02%), 11/01/66 (v)	50	35,312
Energy Transfer LP, 6.75% (Fixed until 05/15/25, then 5 Year U.S. Treasury Yield Curve + 5.13%), Perpetual (v)	87	72,596
Energy Transfer LP, 7.13% (Fixed Until 05/15/30, then 5 Year U.S. Treasury Yield Curve + 5.31%), Perpetual (v)	12	10,298
EnLink Midstream LLC, 5.38%, 06/01/29	80	70,006
EQM Midstream Partners LP, 4.50%, 01/15/29 (e)	110	89,307
Genesis Energy LP, 6.50%, 10/01/25	35	32,287
Global Partners LP, 7.00%, 08/01/27	40	36,000
Hess Midstream Operations LP, 5.50%, 10/15/30 (e)	40	35,900
Holly Energy Partners LP, 5.00%, 02/01/28 (e)	118	101,060

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Kinetik Holdings LP, 5.88%, 06/15/30 (e)	$35	$33,342
MPLX LP, 6.88% (Fixed until 02/15/23, then 3 Month LIBOR USD + 4.65%), Perpetual (v)	35	33,239
NuStar Logistics LP, 5.75%, 10/01/25	38	35,530
Suburban Propane Partners LP, 5.00%, 06/01/31 (e)	39	32,722
Tallgrass Energy Partners LP, 6.00%, 12/31/30 (e)	81	67,230
Targa Resources Partners LP, 4.88%, 02/01/31	35	31,906
Western Midstream Operating LP, 4.75%, 08/15/28	35	31,960
Total Oil Gas Transportation & Distribution		1,091,435
Real Estate – 1.1%
American Homes 4 Rent LP, 3.38%, 07/15/51	100	69,222
EPR Properties, 3.75%, 08/15/29	60	50,044
Global Net Lease, Inc., 3.75%, 12/15/27 (e)	40	33,480
iStar, Inc., 5.50%, 02/15/26	110	103,493
LXP Industrial Trust, 2.70%, 09/15/30	85	69,941
Mid-America Apartments LP, 2.88%, 09/15/51	100	69,853
RLJ Lodging Trust LP, 3.75%, 07/01/26 (e)	55	47,618
Service Properties Trust, 4.95%, 10/01/29	35	23,975
Starwood Property Trust, Inc., 3.63%, 07/15/26 (e)	120	102,000
Wynn Resorts Finance LLC, 5.13%, 10/01/29 (e)	10	7,825
Total Real Estate		577,451
Telecommunication Services – 1.4%
American Tower Corp., 3.10%, 06/15/50	100	69,601
Cablevision Lightpath LLC, 3.88%, 09/15/27 (e)	65	53,787
Cogent Communications Group, Inc., 3.50%, 05/01/26 (e)	40	36,552
Consolidated Communications, Inc., 6.50%, 10/01/28 (e)	80	67,320
Crown Castle International Corp., 5.20%, 02/15/49	70	67,448
Frontier Communications Holdings LLC, 5.00%, 05/01/28 (e)	90	76,725
Level 3 Financing, Inc., 4.63%, 09/15/27 (e)	160	136,400
SBA Communications Corp., 3.13%, 02/01/29	30	24,555
SBA Communications Corp., 3.88%, 02/15/27	30	27,338
T-Mobile USA, Inc., 3.50%, 04/15/31	87	75,647
T-Mobile USA, Inc., 4.75%, 02/01/28	29	28,107
Windstream Escrow LLC, 7.75%, 08/15/28 (e)	40	32,200
Zayo Group Holdings, Inc., 4.00%, 03/01/27 (e)	60	49,577
Total Telecommunication Services		745,257
Utility – 2.1%
American Electric Power Company, Inc., 3.25%, 03/01/50	95	68,669
Calpine Corp., 5.13%, 03/15/28 (e)	95	84,305
Clearway Energy Operating LLC, 3.75%, 02/15/31 (e)	130	104,809
CMS Energy Corp., 4.75% (5 Year CMT Rate + 4.12%), 06/01/50 (v)	60	52,573
Dominion Energy, Inc., 3.90%, 10/01/25	70	69,691
DTE Electric Co., 2.63%, 03/01/31	80	71,180
Duke Energy Carolinas LLC, 2.45%, 08/15/29	80	71,520
FirstEnergy Corp., 3.40%, 03/01/50	100	67,790

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
NRG Energy, Inc., 3.63%, 02/15/31 (e)	$132	$103,487
NSTAR Electric Co., 3.25%, 05/15/29	75	71,156
PPL Capital Funding, Inc., 4.92% (3 Month LIBOR USD + 2.67%), 03/30/67 (v)	69	50,888
Public Service Company of Colorado, 1.88%, 06/15/31	85	71,256
Sempra Global, 3.25%, 01/15/32 (e)	80	67,402
WEC Energy Group, Inc., 3.52% (3 Month LIBOR USD + 2.11%), 05/15/67 (v)	90	69,474
Total Utility		1,024,200
Total UNITED STATES		5,982,864
Total REAL ASSET DEBT (Cost $7,295,381)		6,663,510
	Shares	Value
PREFERRED STOCKS – 2.9%
UNITED STATES – 2.9%
Diversified – 0.2%
Armada Hoffler Properties, Inc., Series A, 6.75%	2,446	$60,147
Centerspace, Series C, 6.63%	2,400	61,872
Total Diversified		122,019
Hotel – 0.4%
Hersha Hospitality Trust, Series D, 6.50%	6,725	134,634
Pebblebrook Hotel Trust, Series G, 6.38%	1,675	34,338
Sunstone Hotel Investors, Inc., Series I, 5.70%	1,775	36,565
Total Hotel		205,537
Industrial – 0.3%
Rexford Industrial Realty, Inc., Series C, 5.63%	5,554	136,684
Manufactured Homes – 0.2%
UMH Properties, Inc., Series D, 6.38%	4,200	105,966
Mortgage REIT – 0.3%
KKR Real Estate Finance Trust, Inc., Series A, 6.50%	5,950	129,413
Net Lease – 0.4%
Agree Realty Corp., Series A, 4.25%	2,870	51,803
EPR Properties, Series G, 5.75%	2,647	57,202
Global Net Lease, Inc., Series B, 6.88%	4,872	114,833
Total Net Lease		223,838
Office – 0.4%
Office Properties Income Trust, 6.38%	4,102	100,499
Vornado Realty Trust, Series N, 5.25%	4,280	83,717
Total Office		184,216
Real Estate – 0.2%
Hudson Pacific Properties, Inc., Series C, 4.75%	5,254	100,089
Retail – 0.2%
Saul Centers, Inc., Series E, 6.00%	2,505	56,676
Urstadt Biddle Properties, Inc., Series K, 5.88%	2,577	55,508
Total Retail		112,184

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
PREFERRED STOCKS (continued)
Self Storage – 0.3%
Public Storage, Series P, 4.00%	4,272	$78,049
Public Storage, Series Q, 3.95%	4,240	77,338
Total Self Storage		155,387
Total UNITED STATES		1,475,333
Total PREFERRED STOCKS (Cost $1,649,237)		1,475,333
Total Investments – 93.1% (Cost $45,834,591)		47,129,678
Other Assets in Excess of Liabilities – 6.9%		3,482,343
TOTAL NET ASSETS – 100.0%		$50,612,021

The following notes should be read in conjunction with the accompanying Schedule of Investments.

CMT  —  Constant Maturity Treasury Rate

LIBOR  —  London Interbank Offered Rate

LLC  —  Limited Liability Company

LP  —  Limited Partnership

MLP  —  Master Limited Partnership

USD  —  United States Dollar

(e)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the total value of all such securities was $5,088,486 or 10.1% of net assets.

(n)  —  Non-income producing security.

(v)  —  Variable rate security—Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.

The Real Assets Securities Fund's derivative instrument holdings are summarized in the following tables.

TOTAL RETURN SWAP CONTRACT

Reference Entity	Counterparty	Long/Short	Financing Rate	Entry Fee(1)	Exit Fee(2)	Payment Frequency	Termination Date	Notional Amount	Unrealized Depreciation
MSCO Radar Dynamic Roll Index ER(3)	Morgan Stanley	Long	0.00%	0.15%	0.15%	Monthly	04/30/23	$2,413,186	$(189,475)

(1) Entry fee incurs when the Fund puts on new swap exposure. It is a trading cost and incorporated in the cost of the swap.

(2) Exit fee incurs when the Fund terminates the swap exposure. It is incorporated into daily valuation of the swap.

(3) At June 30, 2022, a list of the MSCO Radar Dynamic Roll Index ER components and their weightings were as follows:

Component Description	Expiration	Ticker	Contract** Value	Value of Index	Weightings
LME Primary Aluminum Future	May 2023	LAK23	0.094	$17	2.2%
ICE Brent Crude Oil Future	September 2022	COU2	0.008	43	5.6%
NYBOT CSC Cocoa Future	May 2023	CCK3	0.017	4	0.5%
NYBOT CSC Coffee Future	May 2023	KCK3	0.001	4	0.5%
LME Copper Future	April 2023	LPJ23	0.866	52	6.8%
CBOT Corn Future	December 2022	C Z2	0.029	27	3.6%
NYBOT CSC Number 2 Cotton Future	December 2022	CTZ2	0.002	8	1.1%
CME Feeder Cattle Future	January 2023	FCF3	0.004	15	2.0%
ICE Gass Oil Future	December 2022	QSZ2	0.093	56	7.4%
COMEX Gold 100 Troy Ounces Future	December 2022	GCZ2	0.151	49	6.4%

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

Component Description	Expiration	Ticker	Contract** Value	Value of Index	Weightings
NYMEX NY Harbor ULSD Futures	April 2023	HOJ3	0.013	$23	3.0%
LME Lead Future	October 2022	LLV2	0.168	44	5.7%
CME Lean Hogs Future	October 2022	LHV2	0.001	4	0.5%
CME Live Cattle Future	June 2023	LCM3	0.002	10	1.3%
NYMEX Henry Hub Natural Gas Future	April 2023	NGJ23	0.000	10	1.3%
LME Nickel Future	April 2023	LNJ3	1.563	30	3.9%
NYMEX Palladium Future	September 2022	PAU2	0.153	43	5.6%
NYMEX Platinum Future	October 2022	PLV2	0.079	49	6.4%
NYMEX Reformulated Gasoline Blend	October 2022	XBV2	0.030	66	8.6%
KCBT Hard Red Winter Wheat Future	May 2023	KWK3	0.015	9	1.2%
COMEX Silver Future	September 2022	SIU2	0.002	45	5.9%
CBOT Soybean Future	March 2023	S H3	0.092	40	5.2%
CBOT Soybean Meal Future	December 2022	SMZ2	0.014	21	2.7%
CBOT Soybean Oil Future	December 2022	BOZ2	0.001	7	0.9%
NYBOT CSC Number 11 World Sugar Future	May 2023	SBK3	0.001	40	5.2%
NYMEX Light Sweet Crude Oil Future	September 2022	CLU2	0.004	21	2.8%
CBOT Wheat Future	May 2023	W K3	0.006	4	0.5%
LME Zinc Future	June 2023	LXM3	0.152	25	3.2%
				$766	100.0%

** Contract value represents the number of units of the underlying component in one unit of the Index at creation. The contract value is calculated by multiplying each component's weight by the starting price of the Index and dividing by the starting price of the component's index. The contract value will differ depending on the date the swap is initiated.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS*

As of June 30, 2022	Six Months†	1 Year	Since Inception**
Class I Shares	-12.93%	-11.67%	12.84%
MSCI World Index	-20.29%	-13.94%	8.37%

*  All returns shown in USD.

†  Returns for less than one year are not annualized.

**  On February 4, 2022, the Fund acquired all of the assets, subject to liabilities, of Brookfield Global Renewables & Sustainable Infrastructure LP (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund. As a result of the Reorganization, the Fund's Class I Shares adopted the Predecessor Fund's performance and accounting history. Prior to February 4, 2022, the performance information quoted reflects the performance information from the inception date of the Predecessor Fund (October 1, 2019). The Predecessor Fund's past performance is not an indication of how the Fund will perform in the future. The MSCI World Index references the Predecessor Fund's inception date.

The table does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859.

The Fund's gross and net expense ratios in the prospectus dated February 7, 2022 for Class I is 2.15% and 1.00%, respectively, based on estimated amounts for the current fiscal year.

The Adviser has contractually agreed to reimburse the Fund's expenses through February 6, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Global Renewables and Sustainable Infrastructure ("GRSI") companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. While many of the risks below could be present with respect to other investments, these risks may be particularly important to investments in GRSI companies.

GRSI assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or

2022 Semi-Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Fund Performance (Unaudited)

operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments, and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for GRSI assets.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lowerrated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in GRSI industries, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Investing in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund's ability to sell its shares.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2022 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Portfolio Characteristics (Unaudited)

June 30, 2022

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	34.6%
United Kingdom	15.3%
Spain	11.5%
Italy	10.7%
Denmark	7.7%
France	6.4%
Ireland	3.2%
Canada	2.1%
New Zealand	2.0%
China	2.0%
Brazil	1.7%
Chile	1.0%
India	0.9%
Hong Kong	0.9%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Wind & Solar	61.3%
Water Sustainability	13.3%
Clean Power	13.1%
Clean Technology	7.2%
Electricity Transmission & Distribution	4.1%
Water	1.0%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
NextEra Energy, Inc.	7.1%
Orsted A/S	6.7%
Enel SpA	5.8%
Clearway Energy, Inc.	4.8%
Iberdrola SA	4.5%
Atlantica Sustainable Infrastructure PLC	4.3%
SSE PLC	4.1%
National Grid PLC	4.1%
Exelon Corp.	4.1%
Veolia Environnement SA	3.2%

2022 Semi-Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments (Unaudited)

June 30, 2022

	Shares	Value
COMMON STOCKS – 98.3%
BRAZIL – 1.7%
Wind & Solar – 1.7%
Omega Energia SA (n)	114,577	$262,062
Total BRAZIL		262,062
CANADA – 2.1%
Clean Power – 2.1%
Fortis, Inc.	6,900	326,185
Total CANADA		326,185
CHILE – 1.0%
Water – 1.0%
Aguas Andinas SA	957,998	154,142
Total CHILE		154,142
CHINA – 2.0%
Wind & Solar – 2.0%
China Longyuan Power Group Corporation Ltd.	161,007	312,026
Total CHINA		312,026
DENMARK – 7.5%
Wind & Solar – 7.5%
Orsted A/S (e)	9,800	1,032,174
Vestas Wind Systems A/S	7,600	161,591
Total Wind & Solar		1,193,765
Total DENMARK		1,193,765
FRANCE – 6.3%
Clean Technology – 2.4%
Nexans SA	4,800	373,967
Water Sustainability – 3.1%
Veolia Environnement SA	20,380	499,584
Wind & Solar – 0.8%
Neoen SA (e)	3,259	122,854
Total FRANCE		996,405
HONG KONG – 0.9%
Water Sustainability – 0.9%
Guangdong Investment Ltd.	128,178	135,488
Total HONG KONG		135,488
INDIA – 0.9%
Wind & Solar – 0.9%
Azure Power Global Ltd. (n)	12,700	144,780
Total INDIA		144,780
IRELAND – 3.1%
Wind & Solar – 3.1%
Greencoat Renewables PLC	398,453	495,460
Total IRELAND		495,460

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
ITALY – 10.5%
Clean Power – 2.2%
Hera SpA	118,400	$343,094
Clean Technology – 2.7%
RAI Way SpA (e)	79,700	426,282
Wind & Solar – 5.6%
Enel SpA	162,915	893,466
Total ITALY		1,662,842
NEW ZEALAND – 2.0%
Clean Power – 2.0%
Mercury NZ Ltd.	89,000	313,380
Total NEW ZEALAND		313,380
SPAIN – 11.3%
Wind & Solar – 11.3%
Corp ACCIONA Energias Renovables SA	10,047	389,568
EDP Renovaveis SA	13,603	321,340
Grenergy Renovables SA (n)	10,502	375,002
Iberdrola SA	66,498	692,341
Total Wind & Solar		1,778,251
Total SPAIN		1,778,251
UNITED KINGDOM – 15.0%
Electricity Transmission & Distribution – 4.0%
National Grid PLC	49,579	637,137
Water Sustainability – 2.7%
Severn Trent PLC	12,900	428,282
Wind & Solar – 8.3%
Atlantica Sustainable Infrastructure PLC	20,733	668,847
SSE PLC	32,466	640,728
Total Wind & Solar		1,309,575
Total UNITED KINGDOM		2,374,994
UNITED STATES – 34.0%
Clean Power – 6.6%
Exelon Corp.	13,900	629,947
Xcel Energy, Inc.	5,867	415,149
Total Clean Power		1,045,096
Clean Technology – 2.1%
Itron, Inc. (n)	6,537	323,124
Water Sustainability – 6.3%
Essential Utilities, Inc.	8,758	401,554
Waste Management, Inc.	2,100	321,258
Xylem, Inc.	3,500	273,630
Total Water Sustainability		996,442

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2022

	Shares	Value
COMMON STOCKS (continued)
Wind & Solar – 19.0%
Clearway Energy, Inc.	21,400	$745,576
Enphase Energy, Inc. (n)	2,300	449,052
NextEra Energy, Inc.	14,200	1,099,931
NextEra Energy Partners LP	4,800	355,968
Sunrun, Inc. (n)	15,000	350,400
Total Wind & Solar		3,000,927
Total UNITED STATES		5,365,589
Total COMMON STOCKS (Cost $16,153,345)		15,515,369
Total Investments – 98.3% (Cost $16,153,345)		15,515,369
Other Assets in Excess of Liabilities – 1.7%		268,425
TOTAL NET ASSETS – 100.0%		$15,783,794

The following notes should be read in conjunction with the accompanying Schedule of Investments

(e)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the total value of all such securities was $1,581,310 or 10.0% of net assets.

(n)  —  Non-income producing security.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Statements of Assets and Liabilities (Unaudited)

June 30, 2022

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund(1)
Assets:
Investments in securities, at value (Note 2)	$269,082,260	$511,963,017	$47,129,678	$15,515,369
Cash	2,538,366	2,157,184	3,647,677	184,583
Dividends and interest receivable	1,150,513	1,740,432	273,483	49,968
Receivable for fund shares sold	1,534,284	789,683	—	—
Receivable for investments sold	—	3,578,191	295,528	402,443
Deferred offering costs (Note 2)	—	—	—	310,651
Net receivable from Adviser (Note 3)	—	—	—	39,137
Prepaid expenses	48,505	60,402	20,610	6,271
Total assets	274,353,928	520,288,909	51,366,976	16,508,422
Liabilities:
Payable for investments purchased	—	4,921,035	490,012	368,916
Payable for fund shares purchased	6	248,912	—	—
Payable for swap contracts	—	—	189,475	—
Accrued offering costs (Note 2)	—	—	—	335,065
Distribution fees payable	123,796	76,324	1,137	—
Investment advisory fees payable, net (Note 3)	251,813	332,638	11,667	—
Accrued expenses	102,009	107,870	62,664	20,647
Total liabilities	477,624	5,686,779	754,955	724,628
Commitments and contingencies (Note 9)
Net Assets	$273,876,304	$514,602,130	$50,612,021	$15,783,794
Composition of Net Assets:
Paid-in capital	$241,444,002	$605,447,753	$56,044,388	$16,619,946
Accumulated gains (losses)	32,432,302	(90,845,623)	(5,432,367)	(836,152)
Net assets applicable to capital shares outstanding	$273,876,304	$514,602,130	$50,612,021	$15,783,794
Total investments at cost	$241,457,825	$528,630,861	$45,834,591	$16,153,345
Net Assets
Class A Shares — Net Assets	$7,234,292	$8,680,191	$279,472
Shares outstanding	545,118	760,723	29,241
Net asset value and redemption price per share	$13.27	$11.41	$9.56
Offering price per share based on a maximum sales charge of 4.75%	$13.93	$11.98	$10.04
Class C Shares — Net Assets	$2,490,742	$2,903,844	$97,124
Shares outstanding	190,279	255,598	10,134
Net asset value and redemption price per share	$13.09	$11.36	$9.58
Class I Shares — Net Assets	$264,151,270	$503,018,095	$50,235,425	$15,783,794
Shares outstanding	19,865,701	44,011,206	5,322,766	1,645,321
Net asset value and redemption price per share	$13.30	$11.43	$9.44	$9.59

(1)  Currently, the Renewables Fund is only publicly offering Class I shares to investors.

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2022

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund(1)
Investment Income:
Dividends and distributions (net of foreign withholding tax of $443,621, $331,025, $37,977 and $12,303)	$5,874,223	$7,912,418	$669,011	$184,741
Interest	—	—	102,959	—
Less return of capital distributions	(1,088,917)	(39,326)	(123,738)	(18,189)
Total investment income	4,785,306	7,873,092	648,232	166,552
Expenses:
Investment advisory fees (Note 3)	1,859,669	2,295,764	201,940	56,539
Offering costs (Note 2)	—	—	—	200,966
Distribution fees — Class A	9,548	15,621	380	—
Distribution fees — Class C	14,703	22,134	521	—
Fund accounting and sub-administration fees	102,571	138,251	37,258	9,706
Transfer agent fees	66,263	140,796	22,691	3,732
Trustees' fees	37,725	49,948	12,965	8,617
Custodian fees	41,312	41,117	24,553	6,725
Registration fees	26,361	27,429	24,303	323
Legal fees	21,767	27,270	8,326	6,584
Audit and tax services	22,636	21,273	23,636	19,836
Insurance	16,727	32,220	2,422	584
Reports to shareholders	19,305	37,046	6,108	2,847
Miscellaneous	10,890	16,788	4,522	3,521
Interest expense	—	14,593	—	—
Total operating expenses	2,249,477	2,880,250	369,625	319,980
Expense recoupment (reimbursement) (Note 3)	(37,387)	66,468	(126,397)	(253,464)
Net expenses	2,212,090	2,946,718	243,228	66,516
Net investment income	2,573,216	4,926,374	405,004	100,036
Net realized gain (loss) on:
Investments	8,946,004	(6,905,194)	875,732	(212,343)
Foreign currency transactions	(47,087)	(137,451)	(3,917)	(2,685)
Swap contracts	—	—	644,283	—
Net realized gain (loss)	8,898,917	(7,042,645)	1,516,098	(215,028)
Net change in unrealized depreciation on:
Investments	(33,145,235)	(113,935,386)	(6,429,963)	(637,976)
Foreign currency translations	(21,280)	(46,410)	(2,572)	(1,522)
Swap contracts	—	—	(337,965)	—
Net change in unrealized depreciation	(33,166,515)	(113,981,796)	(6,770,500)	(639,498)
Net realized and unrealized loss	(24,267,598)	(121,024,441)	(5,254,402)	(854,526)
Net decrease in net assets resulting from operations	$(21,694,382)	$(116,098,067)	$(4,849,398)	$(754,490)

(1)  For the Period February 5, 2022 (Commencement of Operations) through June 30, 2022.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Statements of Changes in Net Assets

	Infrastructure Fund		Global Real Estate Fund
	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,573,216	$3,965,186	$4,926,374	$6,990,875
Net realized gain (loss)	8,898,917	20,847,514	(7,042,645)	107,547,380
Net change in unrealized appreciation (depreciation)	(33,166,515)	32,681,018	(113,981,796)	24,428,128
Net increase (decrease) in net assets resulting from operations	(21,694,382)	57,493,718	(116,098,067)	138,966,383
Distributions to Shareholders:
From distributable earnings:
Class A shares	(36,315)	(288,658)	(92,173)	(343,785)
Class C shares	(4,139)	(120,941)	(15,051)	(70,958)
Class I shares	(2,470,873)	(14,981,476)	(5,605,714)	(11,848,179)
Legacy Class I shares (Note 1)	—	(2,490,155)	—	(3,039,494)
Total distributions paid	(2,511,327)	(17,881,230)	(5,712,938)	(15,302,416)
Capital Share Transactions (Note 6):
Subscriptions	26,722,768	443,170,897	37,430,602	361,879,444
Reinvestment of distributions	2,359,864	16,739,792	4,684,242	12,759,305
Redemptions	(193,274,539)	(286,284,609)	(85,460,186)	(495,177,938)
Net increase (decrease) in net assets from capital share transactions	(164,191,907)	173,626,080	(43,345,342)	(120,539,189)
Total increase (decrease) in net assets	(188,397,616)	213,238,568	(165,156,347)	3,124,778
Net Assets:
Beginning of period	$462,273,920	$249,035,352	$679,758,477	$676,633,699
End of period	$273,876,304	$462,273,920	$514,602,130	$679,758,477

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Statements of Changes in Net Assets (continued)

	Real Assets Securities Fund		Renewables Fund
	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021	For the Period February 5, 2022[1] through June 30, 2022 (Unaudited)
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$405,004	$617,035	$100,036
Net realized gain (loss)	1,516,098	5,687,132	(215,028)
Net change in unrealized appreciation (depreciation)	(6,770,500)	2,204,059	(639,498)
Net increase (decrease) in net assets resulting from operations	(4,849,398)	8,508,226	(754,490)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(2,435)	(4,811)	—
Class C shares	(264)	(1,153)	—
Class I shares	(544,314)	(506,794)	(81,662)
Legacy Class I shares (Note 1)	—	(445,868)	—
Total distributions paid	(547,013)	(958,626)	(81,662)
Capital Share Transactions (Note 6):
Subscriptions	751,512	46,149,733	16,559,874
Reinvestment of distributions	508,954	891,408	60,072
Redemptions	(205,070)	(47,254,262)	—
Net increase (decrease) in net assets from capital share transactions	1,055,396	(213,121)	16,619,946
Total increase (decrease) in net assets	(4,341,015)	7,336,479	15,783,794
Net Assets:
Beginning of period	$54,953,036	$47,616,557	$—
End of period	$50,612,021	$54,953,036	$15,783,794

1  Commencement of operations.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Financial Highlights

	Per Share Operating Performance:
	Net asset value, beginning of period	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of period
Class A:
June 30, 2022(2)	$13.97	0.07	(0.70)	(0.63)	(0.07)	—	—	(0.07)	$13.27
December 31, 2021	$12.60	0.11	1.86	1.97	(0.35)	(0.25)	—	(0.60)	$13.97
December 31, 2020	$13.55	0.11	(0.62)	(0.51)	—	—	(0.44)	(0.44)	$12.60
December 31, 2019	$11.25	0.14	2.66	2.80	(0.29)	—	(0.21)	(0.50)	$13.55
December 31, 2018	$12.73	0.17	(1.20)	(1.03)	(0.06)	—	(0.39)	(0.45)	$11.25
December 31, 2017	$11.97	0.17	1.07	1.24	(0.31)	—	(0.17)	(0.48)	$12.73
Class C:
June 30, 2022(2)	$13.78	0.01	(0.68)	(0.67)	(0.02)	—	—	(0.02)	$13.09
December 31, 2021	$12.43	0.01	1.84	1.85	(0.25)	(0.25)	—	(0.50)	$13.78
December 31, 2020	$13.37	0.02	(0.62)	(0.60)	—	—	(0.34)	(0.34)	$12.43
December 31, 2019	$11.11	0.05	2.62	2.67	(0.24)	—	(0.17)	(0.41)	$13.37
December 31, 2018	$12.58	0.08	(1.19)	(1.11)	(0.05)	—	(0.31)	(0.36)	$11.11
December 31, 2017	$11.83	0.07	1.06	1.13	(0.24)	—	(0.14)	(0.38)	$12.58
Class I (Note 1):
June 30, 2022(2)	$13.99	0.08	(0.69)	(0.61)	(0.08)	—	—	(0.08)	$13.30
December 31, 2021	$12.62	0.18	1.83	2.01	(0.39)	(0.25)	—	(0.64)	$13.99
December 31, 2020	$13.58	0.14	(0.63)	(0.49)	—	—	(0.47)	(0.47)	$12.62
December 31, 2019	$11.27	0.17	2.68	2.85	(0.32)	—	(0.22)	(0.54)	$13.58
December 31, 2018	$12.76	0.21	(1.21)	(1.00)	(0.07)	—	(0.42)	(0.49)	$11.27
December 31, 2017	$11.99	0.20	1.08	1.28	(0.33)	—	(0.18)	(0.51)	$12.76

			Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return†		Net assets, end of period (000s)	Gross operating expenses		Net expenses, including fee waivers and reimbursement		Net investment income		Net investment income (loss) excluding the effect of fee waivers and reimbursement		Portfolio turnover rate
Class A:
June 30, 2022(2)	-4.53	%(3)	$7,234	1.36	%(4)	1.25	%(4)	0.98	%(4)	0.87	%(4)	45	%(3)
December 31, 2021	15.90%		$7,698	1.37%		1.28%		0.85%		0.76%		62%
December 31, 2020	-3.42%		$5,807	1.44%		1.35%		0.93%		0.84%		138%
December 31, 2019	25.06%		$7,313	1.43%		1.35%		1.09%		1.01%		82%
December 31, 2018	-8.23%		$6,273	1.44%		1.35%		1.35%		1.26%		75%
December 31, 2017	10.52%		$12,571	1.50%		1.35%		1.37%		1.22%		93%
Class C:
June 30, 2022(2)	-4.86	%(3)	$2,491	2.15	%(4)	2.00	%(4)	0.17	%(4)	0.02	%(4)	45	%(3)
December 31, 2021	15.06%		$3,462	2.11%		2.03%		0.07%		(0.01)%		62%
December 31, 2020	-4.19%		$4,180	2.19%		2.10%		0.18%		0.09%		138%
December 31, 2019	24.13%		$7,780	2.18%		2.10%		0.37%		0.29%		82%
December 31, 2018	-8.92%		$8,576	2.19%		2.10%		0.66%		0.57%		75%
December 31, 2017	9.62%		$10,686	2.25%		2.10%		0.59%		0.44%		93%
Class I (Note 1):
June 30, 2022(2)	-4.34	%(3)	$264,151	1.01	%(4)	1.00	%(4)	1.19	%(4)	1.18	%(4)	45	%(3)
December 31, 2021	16.14%		$451,114	1.05%		1.01%		1.37%		1.33%		62%
December 31, 2020	-3.23%		$75,004	1.19%		1.10%		1.18%		1.09%		138%
December 31, 2019	25.42%		$75,197	1.18%		1.10%		1.31%		1.23%		82%
December 31, 2018	-8.03%		$61,974	1.19%		1.10%		1.73%		1.64%		75%
December 31, 2017	10.79%		$55,318	1.25%		1.10%		1.57%		1.42%		93%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the period indicated.

(2)  For the six months ended June 30, 2022 (Unaudited).

(3)  Not annualized.

(4)  Annualized.

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Financial Highlights

	Per Share Operating Performance:
	Net asset value, beginning of period	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of period
Class A:
June 30, 2022(2)	$14.05	0.09	(2.62)	(2.53)	(0.11)	—	—	(0.11)	$11.41
December 31, 2021	$11.63	0.11	2.59	2.70	(0.28)	—	—	(0.28)	$14.05
December 31, 2020	$13.51	0.18	(1.67)	(1.49)	(0.35)	(0.03)	(0.01)	(0.39)	$11.63
December 31, 2019	$11.79	0.29	2.06	2.35	(0.60)	(0.03)	—	(0.63)	$13.51
December 31, 2018	$13.34	0.24	(1.31)	(1.07)	(0.25)	—	(0.23)	(0.48)	$11.79
December 31, 2017	$12.61	0.28	0.94	1.22	(0.49)	—	—	(0.49)	$13.34
Class C:
June 30, 2022(2)	$13.98	0.04	(2.61)	(2.57)	(0.05)	—	—	(0.05)	$11.36
December 31, 2021	$11.57	0.01	2.58	2.59	(0.18)	—	—	(0.18)	$13.98
December 31, 2020	$13.42	0.10	(1.65)	(1.55)	(0.26)	(0.03)	(0.01)	(0.30)	$11.57
December 31, 2019	$11.72	0.18	2.06	2.24	(0.51)	(0.03)	—	(0.54)	$13.42
December 31, 2018	$13.28	0.16	(1.33)	(1.17)	(0.20)	—	(0.19)	(0.39)	$11.72
December 31, 2017	$12.55	0.19	0.93	1.12	(0.39)	—	—	(0.39)	$13.28
Class I (Note 1):
June 30, 2022(2)	$14.08	0.11	(2.63)	(2.52)	(0.13)	—	—	(0.13)	$11.43
December 31, 2021	$11.65	0.15	2.60	2.75	(0.32)	—	—	(0.32)	$14.08
December 31, 2020	$13.53	0.21	(1.67)	(1.46)	(0.38)	(0.03)	(0.01)	(0.42)	$11.65
December 31, 2019	$11.80	0.30	2.09	2.39	(0.63)	(0.03)	—	(0.66)	$13.53
December 31, 2018	$13.37	0.28	(1.34)	(1.06)	(0.27)	—	(0.24)	(0.51)	$11.80
December 31, 2017	$12.63	0.32	0.94	1.26	(0.52)	—	—	(0.52)	$13.37

			Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return†		Net assets, end of period (000s)	Gross operating expenses		Net expenses, including fee waivers and reimbursement/ recoupment		Net investment income		Net investment income, excluding the effect of fee waivers and reimbursement/ recoupment		Portfolio turnover rate
Class A:
June 30, 2022(2)	-18.04	%(3)	$8,680	1.27	%(4)	1.20	%(4)	1.35	%(4)	1.28	%(4)	50	%(3)
December 31, 2021	23.42%		$14,140	1.27%		1.20%		0.84%		0.77%		65%
December 31, 2020	-10.60%		$13,944	1.27%		1.20%		1.64%		1.57%		114%
December 31, 2019	20.09%		$11,332	1.23%		1.20%		2.15%		2.12%		83%
December 31, 2018	-8.23%		$5,556	1.22%		1.20%		1.90%		1.88%		82%
December 31, 2017	9.84%		$7,106	1.24%		1.20%		2.13%		2.09%		89%
Class C:
June 30, 2022(2)	-18.37	%(3)	$2,904	2.02	%(4)	1.95	%(4)	0.57	%(4)	0.50	%(4)	50	%(3)
December 31, 2021	22.53%		$5,024	2.01%		1.95%		0.09%		0.03%		65%
December 31, 2020	-11.25%		$5,229	2.02%		1.95%		0.89%		0.83%		114%
December 31, 2019	19.19%		$11,160	1.98%		1.95%		1.36%		1.33%		83%
December 31, 2018	-8.98%		$7,949	1.97%		1.95%		1.27%		1.25%		82%
December 31, 2017	9.08%		$6,245	1.99%		1.95%		1.45%		1.41%		89%
Class I (Note 1):
June 30, 2022(2)	-17.95	%(3)	$503,018	0.93	%(4)	0.95	%(4)	1.62	%(4)	1.64	%(4)	50	%(3)
December 31, 2021	23.76%		$660,595	0.94%		0.95%		1.09%		1.10%		65%
December 31, 2020	-10.35%		$352,509	1.02%		0.95%		1.89%		1.82%		114%
December 31, 2019	20.42%		$715,495	0.98%		0.95%		2.27%		2.24%		83%
December 31, 2018	-8.12%		$1,211,816	0.97%		0.95%		2.16%		2.14%		82%
December 31, 2017	10.20%		$1,502,252	0.99%		0.95%		2.46%		2.42%		89%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the period indicated.

(2)  For the six months ended June 30, 2022 (Unaudited).

(3)  Not annualized.

(4)  Annualized.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Financial Highlights

	Per Share Operating Performance:
	Net asset value, beginning of period	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of period
Class A:
June 30, 2022(2)	$10.58	0.06	(1.00)	(0.94)	(0.08)	—	—	(0.08)	$9.56
December 31, 2021	$9.12	0.10	1.53	1.63	(0.17)	—	—	(0.17)	$10.58
December 31, 2020	$9.77	0.12	(0.46)	(0.34)	(0.30)	—	(0.01)	(0.31)	$9.12
December 31, 2019	$8.30	0.17	1.66	1.83	(0.28)	—	(0.08)	(0.36)	$9.77
December 31, 2018	$9.39	0.19	(0.97)	(0.78)	(0.16)	—	(0.15)	(0.31)	$8.30
December 31, 2017	$8.88	0.17	0.69	0.86	(0.25)	—	(0.10)	(0.35)	$9.39
Class C:
June 30, 2022(2)	$10.59	0.03	(1.01)	(0.98)	(0.03)	—	—	(0.03)	$9.58
December 31, 2021	$9.15	0.02	1.53	1.55	(0.11)	—	—	(0.11)	$10.59
December 31, 2020	$9.78	0.06	(0.45)	(0.39)	(0.23)	—	(0.01)	(0.24)	$9.15
December 31, 2019	$8.32	0.09	1.67	1.76	(0.23)	—	(0.07)	(0.30)	$9.78
December 31, 2018	$9.41	0.18	(1.00)	(0.82)	(0.14)	—	(0.13)	(0.27)	$8.32
December 31, 2017	$8.89	0.11	0.68	0.79	(0.20)	—	(0.07)	(0.27)	$9.41
Class I (Note 1):
June 30, 2022(2)	$10.45	0.08	(0.99)	(0.91)	(0.10)	—	—	(0.10)	$9.44
December 31, 2021	$9.01	0.14	1.48	1.62	(0.18)	—	—	(0.18)	$10.45
December 31, 2020	$9.65	0.14	(0.45)	(0.31)	(0.32)	—	(0.01)	(0.33)	$9.01
December 31, 2019	$8.19	0.19	1.65	1.84	(0.29)	—	(0.09)	(0.38)	$9.65
December 31, 2018	$9.30	0.19	(0.95)	(0.76)	(0.18)	—	(0.17)	(0.35)	$8.19
December 31, 2017	$8.83	0.20	0.64	0.84	(0.26)	—	(0.11)	(0.37)	$9.30

			Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return†		Net assets, end of period (000s)	Gross operating expenses		Net expenses, including fee waivers and reimbursement		Net investment income		Net investment income (loss), excluding the effect of fee waivers and reimbursement		Portfolio turnover rate
Class A:
June 30, 2022(2)	-8.87	%(3)	$279	1.66	%(4)	1.15	%(4)	1.26	%(4)	0.75	%(4)	45	%(3)
December 31, 2021	17.99%		$303	1.81%		1.21%		0.98%		0.38%		79%
December 31, 2020	-3.10%		$184	1.85%		1.35%		1.42%		0.92%		154%
December 31, 2019	22.23%		$187	1.72%		1.35%		1.81%		1.44%		99%
December 31, 2018	-8.50%		$3	1.68%		1.35%		2.11%		1.78%		83%
December 31, 2017	9.74%		$3	1.82%		1.35%		1.77%		1.30%		81%
Class C:
June 30, 2022(2)	-9.29	%(3)	$97	2.46	%(4)	1.90	%(4)	0.50	%(4)	(0.06	)%(4)	45	%(3)
December 31, 2021	17.08%		$107	2.59%		1.96%		0.18%		(0.45)%		79%
December 31, 2020	-3.76%		$126	2.60%		2.10%		0.67%		0.17%		154%
December 31, 2019	21.29%		$183	2.47%		2.10%		0.99%		0.62%		99%
December 31, 2018	-8.90%		$29	2.43%		2.10%		2.11%		1.78%		83%
December 31, 2017	8.94%		$1	2.57%		2.10%		1.18%		0.71%		81%
Class I (Note 1):
June 30, 2022(2)	-8.72	%(3)	$50,235	1.37	%(4)	0.90	%(4)	1.51	%(4)	1.04	%(4)	45	%(3)
December 31, 2021	18.19%		$54,543	1.47%		0.92%		1.38%		0.83%		79%
December 31, 2020	-2.80%		$5,380	1.60%		1.10%		1.67%		1.17%		154%
December 31, 2019	22.63%		$5,553	1.47%		1.10%		2.09%		1.72%		99%
December 31, 2018	-8.31%		$7,409	1.43%		1.10%		2.12%		1.79%		83%
December 31, 2017	9.64%		$12,262	1.57%		1.10%		2.11%		1.64%		81%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the period indicated.

(2)  For the six months ended June 30, 2022 (Unaudited).

(3)  Not annualized.

(4)  Annualized.

See Notes to Financial Statements.

2022 Semi-Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Financial Highlights

	Per Share Operating Performance:
	Net asset value, beginning of period	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net decrease in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of period
Class I:
June 30, 2022(2)	$10.00	0.06	(0.42)	(0.36)	(0.05)	—	—	(0.05)	$9.59

			Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return†		Net assets, end of period (000s)	Gross operating expenses		Net expenses, including fee waivers and reimbursement		Net investment income		Net investment loss, excluding the effect of fee waivers and reimbursement		Portfolio turnover rate
Class I:
June 30, 2022(2)	-3.59	%(3)	$15,784	4.81	%(4)	1.00	%(4)	1.50	%(4)	(2.31	)%(4)	32	%(3)

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the period indicated.

(2)  For the Period February 5, 2022 (Commencement of Operations) through June 30, 2022 (Unaudited).

(3)  Not annualized.

(4)  Annualized.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited)

June 30, 2022

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series referred to as Brookfield Global Listed Infrastructure Fund (the "Infrastructure Fund"), Brookfield Global Listed Real Estate Fund (the "Global Real Estate Fund"), Brookfield Real Assets Securities Fund (the "Real Assets Securities Fund"), Center Coast Brookfield Midstream Focus Fund (the "Focus Fund"), Oaktree Emerging Markets Equity Fund (the "Emerging Markets Fund") and Brookfield Global Renewables & Sustainable Infrastructure Fund (the "Renewables Fund") (each, a "Fund," and collectively, the "Funds"), four of which are included in this report. The Infrastructure Fund, Global Real Estate Fund, Real Assets Securities Fund and Renewables Fund are each a diversified open-end management investment company.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

On February 4, 2022, the Renewables Fund acquired all of the assets, subject to liabilities, of Brookfield Global Renewables & Sustainable Infrastructure LP (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Renewables Fund. As a result of the Reorganization, the Renewables Fund's Class I Shares adopted the Predecessor Fund's performance and accounting history. The Predecessor Fund's past performance (before and after taxes) is not an indication of how the Renewables Fund will perform in the future.

Each Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The assets belonging to a particular Fund belong to that Fund for all purposes, and to no other Fund, subject only to the rights of creditors of that Fund. Currently, the Renewables Fund is only publicly offering Class I shares to investors.

Brookfield Public Securities Group LLC (the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.

The investment objective of each Fund is to seek total return through growth of capital and current income. Each Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that each Fund will achieve its investment objective.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

Valuation of Investments: The Board has adopted procedures for the valuation of each Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of assets or liabilities)

Infrastructure Fund

The following table summarizes the Infrastructure Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$16,420,033	$—	$16,420,033
Brazil	4,396,216	—	—	4,396,216
Canada	21,564,786	—	—	21,564,786
Chile	1,880,924	—	—	1,880,924
China	—	7,396,716	—	7,396,716
France	—	8,777,612	—	8,777,612
Germany	—	2,496,569	—	2,496,569
Hong Kong	—	5,059,505	—	5,059,505
Italy	—	6,274,923	—	6,274,923
Japan	—	10,271,276	—	10,271,276
Mexico	4,928,663	—	—	4,928,663
Spain	—	18,817,434	—	18,817,434
United Kingdom	—	7,745,094	—	7,745,094
United States	153,052,509	—	—	153,052,509
Total Common Stocks	185,823,098	83,259,162	—	269,082,260
Total	$185,823,098	$83,259,162	$—	$269,082,260

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

Global Real Estate Fund

The following table summarizes the Global Real Estate Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$22,310,193	$—	$22,310,193
Canada	14,394,870	—	—	14,394,870
France	—	11,377,283	—	11,377,283
Germany	—	18,699,573	—	18,699,573
Hong Kong	—	32,094,371	—	32,094,371
Japan	—	42,543,745	—	42,543,745
Singapore	—	19,511,165	—	19,511,165
Spain	—	10,381,187	—	10,381,187
Sweden	—	895,879	—	895,879
United Kingdom	—	31,777,817	—	31,777,817
United States	307,976,934	—	—	307,976,934
Total Common Stocks	322,371,804	189,591,213	—	511,963,017
Total	$322,371,804	$189,591,213	$—	$511,963,017

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

Real Assets Securities Fund

The following table summarizes the Real Assets Securities Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$1,833,095	$—	$1,833,095
Brazil	277,448	42,721	—	320,169
Canada	2,102,056	52,001	—	2,154,057
Chile	—	155,810	—	155,810
China	286,809	287,378	—	574,187
Denmark	29,767	168,518	—	198,285
France	682,579	412,874	—	1,095,453
Germany	608,725	170,137	—	778,862
Hong Kong	593,601	813,350	—	1,406,951
India	—	23,940	—	23,940
Ireland	—	80,825	—	80,825
Italy	495,876	214,864	—	710,740
Japan	344,001	1,662,919	—	2,006,920
Mexico	357,272	—	—	357,272
New Zealand	—	51,056	—	51,056
Singapore	270,892	338,752	—	609,644
Spain	470,143	1,430,832	—	1,900,975
Sweden	—	28,256	—	28,256
United Kingdom	187,508	1,683,142	—	1,870,650
United States	7,993,765	14,431,178	—	22,424,943
Total Common Stocks	14,700,442	23,881,648	—	38,582,090
Convertible Preferred Stocks:
United States	300,353	108,392	—	408,745
Real Asset Debt:
Brazil	70,121	—	—	70,121
Canada	—	361,297	—	361,297
France	—	31,700	—	31,700
Netherlands	—	78,019	—	78,019
United Kingdom	69,662	69,847	—	139,509
United States	1,637,849	4,345,015	—	5,982,864
Total Real Asset Debt	1,777,632	4,885,878	—	6,663,510
Preferred Stocks:
United States	441,590	1,033,743	—	1,475,333
Total	$17,220,017	$29,909,661	$—	$47,129,678
Other Financial Instruments:(1)	Level 1	Level 2	Level 3	Total
Swap contracts	$—	$(189,475)	$—	$(189,475)

(1) Other financial instruments include swap contracts which are reflected at the net unrealized depreciation on the instruments.

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

Renewables Fund

The following table summarizes the Renewables Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Brazil	$262,062	$—	$—	$262,062
Canada	326,185	—	—	326,185
Chile	154,142	—	—	154,142
China	—	312,026	—	312,026
Denmark	—	1,193,765	—	1,193,765
France	—	996,405	—	996,405
Hong Kong	—	135,488	—	135,488
India	144,780	—	—	144,780
Ireland	—	495,460	—	495,460
Italy	—	1,662,842	—	1,662,842
New Zealand	—	313,380	—	313,380
Spain	—	1,778,251	—	1,778,251
United Kingdom	668,847	1,706,147	—	2,374,994
United States	5,365,589	—	—	5,365,589
Total Common Stocks	6,921,605	8,593,764	—	15,515,369
Total	$6,921,605	$8,593,764	$—	$15,515,369

For further information regarding security characteristics, see the Schedules of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statements of Operations may also include realized gain distributions received from real estate investment trusts ("REITs"). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Infrastructure Fund and Real Assets Securities Fund invest in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Funds and could cause a greater portion of the income and gain allocated to the Funds to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amounts the Funds' can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Funds from investments in MLPs in a given year will generally reduce the Funds' taxable income (and earnings and profits), but those deductions may be recaptured in the Funds' taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when a Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Funds' shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Funds, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for class-specific expenses.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Funds is included within "Transfer agent fees" in the Statements of Operations.

Offering Costs: Costs from the initial launch of the Renewables Fund were deferred and will be amortized over the first twelve months after the commencement of operations. These costs consist primarily of legal fees related to the Reorganization and other costs incurred in connection with offering the Renewables Fund's shares.

Distributions to Shareholders: Each Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from their realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds' distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

New Accounting Pronouncements: In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. The Funds have evaluated this guidance and determined that it does not have a material impact on the accompanying financial statements; however, the Funds are still evaluating the potential impact to future financial statements.

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

3.  Investment Advisory Agreements and Related Party Transactions

The Adviser currently serves as the investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") under which the Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at the annual rates stated below of each Fund's average daily net assets:

	Annual Advisory Fee Rate	Annual Expense Cap
Infrastructure Fund
Class A	0.85%	1.25%
Class C	0.85%	2.00%
Class I	0.85%	1.00%
Global Real Estate Fund
Class A	0.75%	1.20%
Class C	0.75%	1.95%
Class I	0.75%	0.95%
Real Assets Securities Fund
Class A	0.75%	1.15%
Class C	0.75%	1.90%
Class I	0.75%	0.90%
Renewables Fund
Class A	0.85%	1.25%
Class C	0.85%	2.00%
Class I	0.85%	1.00%

Pursuant to operating expense limitation agreements (the "Expense Limitation Agreements"), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented above, and/or to reimburse certain expenses of each Fund to the extent necessary to maintain each Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund's business) at certain levels. The Expense Limitation Agreements will continue until at least April 30, 2023 for the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund and February 6, 2023 for the Renewables Fund and may not be

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

terminated by the Funds or the Adviser before such time. Thereafter, the Expense Limitation Agreements may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreements, any waivers and/or reimbursements made by the Adviser are subject to recoupment from a Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that a Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration are listed in the table below:

Expiration Period	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
December 31, 2022	$78,931	$288,484	$140,957	$—
December 31, 2023	197,712	518,898	297,711	—
December 31, 2024	146,970	52,556	295,222	—
December 31, 2025	37,387	—	126,397	253,464
Total amount subject to recoupment	$461,000	$859,938	$860,287	$253,464

For the six months ended June 30, 2022, the Adviser recouped expenses of $66,468 for the Global Real Estate Fund.

Each Fund has entered into separate Administration Agreements with the Adviser and the Adviser and the Funds have entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. The Adviser does not receive any compensation for its administration services pursuant to the Administration Agreements and the Funds are responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended June 30, 2022 were as follows:

Fund	Purchases	Sales
Infrastructure Fund	$191,780,904	$349,514,112
Global Real Estate Fund	307,000,999	336,046,018
Real Assets Securities Fund	25,182,402	22,434,906
Renewables Fund	5,661,794	5,237,293

During the six months ended June 30, 2022, there were no transactions in U.S. Government securities.

5.  Derivative Instruments

Total Return Swap Agreements

The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swap contracts on the Schedule of Investments. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swap contracts on the Statements of Operations. To the extent the marked-to-market value of a total return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund's counterparty may be contractually required to provide collateral. If the marked-to-market value of a total return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty.

For the Real Assets Securities Fund, the average quarterly notional value of swap contracts outstanding during the six months ended June 30, 2022 was $2,767,633, which represents the volume of activity during the period.

The following table sets forth the fair value of the Real Assets Securities Fund's derivative instruments:

Derivatives	Statements of Assets and Liabilities	Value as of June 30, 2022
Swap contracts (commodity related)	Payable for swap contracts (liability)	$(189,475)

The following table sets forth the effect of derivative instruments on the Statements of Operations for the six months ended June 30, 2022:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain	Net Change in Unrealized Depreciation
Swap contracts (commodity related)	Swap contracts	$644,283	$(337,965)

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

Below is the gross and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Swap contracts	$189,475	$—	$189,475	$—	$189,475	$—

6.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund offer three classes of shares of beneficial interest — "Class A" Shares, "Class C" Shares and "Class I" Shares and the Renewables Fund offers Class I Shares.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.

	Infrastructure Fund
	2022(1)		2021(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	69,437	$974,525	215,877	$2,898,488
Reinvestment of distributions	2,339	30,953	18,099	243,622
Redemptions	(77,784)	(1,104,105)	(143,867)	(1,890,323)
Net Increase (Decrease)	(6,008)	$(98,627)	90,109	$1,251,787
Class C	Shares	Amount	Shares	Amount
Subscriptions	5,367	$72,498	70,468	$927,482
Reinvestment of distributions	302	3,989	8,825	117,054
Redemptions	(66,618)	(908,668)	(164,294)	(2,096,928)
Net Decrease	(60,949)	$(832,181)	(85,001)	$(1,052,392)
Class I(3)	Shares	Amount	Shares	Amount
Subscriptions	1,866,868	$25,675,745	26,797,002	$354,326,543
Reinvestment of distributions	175,342	2,324,922	1,030,203	14,045,310
Redemptions	(14,412,417)	(191,261,766)	(1,536,036)	(20,651,979)
Net Increase (Decrease)	(12,370,207)	$(163,261,099)	26,291,169	$347,719,874
Legacy Class I(3)	Shares	Amount	Shares	Amount
Subscriptions	—	$—	6,733,312	$85,018,384
Reinvestment of distributions	—	—	184,929	2,333,806
Redemptions	—	—	(19,910,230)	(261,645,379)
Net Decrease	—	$—	(12,991,989)	$(174,293,189)
	Global Real Estate Fund
	2022(1)		2021(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	17,192	$220,376	192,709	$2,491,848
Reinvestment of distributions	7,228	85,848	23,822	315,502
Redemptions	(269,794)	(3,308,030)	(409,576)	(5,544,022)
Net Decrease	(245,374)	$(3,001,806)	(193,045)	$(2,736,672)
Class C	Shares	Amount	Shares	Amount
Subscriptions	3,239	$44,718	35,870	$439,319
Reinvestment of distributions	1,087	12,642	3,925	51,143
Redemptions	(108,004)	(1,339,885)	(132,501)	(1,657,694)
Net Decrease	(103,678)	$(1,282,525)	(92,706)	$(1,167,232)
Class I(4)	Shares	Amount	Shares	Amount
Subscriptions	2,855,656	$37,165,508	26,567,943	$355,454,879
Reinvestment of distributions	387,554	4,585,752	728,743	9,779,408
Redemptions	(6,150,127)	(80,812,271)	(10,635,274)	(135,522,423)
Net Increase (Decrease)	(2,906,917)	$(39,061,011)	16,661,412	$229,711,864

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

	Global Real Estate Fund
	2022(1)		2021(2)
Legacy Class I(4)	Shares	Amount	Shares	Amount
Subscriptions	—	$—	276,623	$3,493,398
Reinvestment of distributions	—	—	205,768	2,613,252
Redemptions	—	—	(26,689,494)	(352,453,799)
Net Decrease	—	$—	(26,207,103)	$(346,347,149)
	Real Assets Securities Fund
	2022(1)		2021(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	3,172	$34,300	10,528	$98,400
Reinvestment of distributions	246	2,435	491	4,811
Redemptions	(2,775)	(27,808)	(2,626)	(25,389)
Net Increase	643	$8,927	8,393	$77,822
Class C	Shares	Amount	Shares	Amount
Subscriptions	—	$—	—	$—
Reinvestment of distributions	28	264	118	1,153
Redemptions	(28)	(264)	(3,786)	(34,459)
Net Decrease	—	$—	(3,668)	$(33,306)
Class I(5)	Shares	Amount	Shares	Amount
Subscriptions	70,928	$717,212	4,759,107	$46,048,761
Reinvestment of distributions	51,512	506,255	47,260	474,386
Redemptions	(17,289)	(176,998)	(185,995)	(1,749,429)
Net Increase	105,151	$1,046,469	4,620,372	$44,773,718
Legacy Class I(5)	Shares	Amount	Shares	Amount
Subscriptions	—	$—	—	$2,572
Reinvestment of distributions	—	—	44,105	411,058
Redemptions	—	—	(4,707,993)	(45,444,985)
Net Decrease	—	$—	(4,663,888)	$(45,031,355)
	Renewables Fund
	2022(6)
Class I	Shares	Amount
Subscriptions	1,638,921	$16,197,637
Reinvestment of distributions	6,400	60,072
Redemptions	—	—
Net Increase	1,645,321	$16,257,709

(1) For the Six Months Ended June 30, 2022.

(2) For the Year Ended December 31, 2021.

(3) See Note 1 regarding the Conversion of the Legacy Class I Shares into Class I Shares. The Conversion was accomplished by a tax-free exchange of Legacy Class I Shares for Class I Shares. Prior to the Conversion, the Legacy Class I Shares had 10,066,785 shares at a value of $134,089,572 which were converted at Conversion ratio of 1.000751 resulting in an increase of 10,074,348 shares to Class I.

(4) See Note 1 regarding the Conversion of the Legacy Class I Shares into Class I Shares. The Conversion was accomplished by a tax-free exchange of Legacy Class I Shares for Class I Shares. Prior to the Conversion, the Legacy Class I Shares had 17,928,149 shares at a value of $239,878,638 which were converted at Conversion ratio of 0.999253 resulting in an increase of 17,914,760 shares to Class I.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

(5) See Note 1 regarding the Conversion of the Legacy Class I Shares into Class I Shares. The Conversion was accomplished by a tax-free exchange of Legacy Class I Shares for Class I Shares. Prior to the Conversion, the Legacy Class I Shares had 1,442,292 shares at a value of $14,192,152 which were converted at Conversion ratio of 0.997972 resulting in an increase of 1,439,366 shares to Class I.

(6) For the Period February 5, 2022 (Commencement of Operations) through June 30, 2022.

7.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of June 30, 2022 for the Trust is $100,000,000. Advances under the credit facility are collateralized by a first-priority lien against a Fund's assets, will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the six months ended June 30, 2022, the Global Real Estate Fund utilized the credit facility for 40 days and had an outstanding average daily loan balance of $4,281,575. The maximum amount outstanding for the Global Real Estate Fund during the six months was $20,809,000 and the interest expense amounted to $14,593. For the six months ended June 30, 2022, the average interest rate on the outstanding principal amount for the Global Real Estate Fund was 3.38%. The Infrastructure Fund, Real Assets Securities Fund and Renewables Fund did not utilize the credit facility during the six months ended June 30, 2022. At June 30, 2022, the Funds did not have an amount outstanding on the credit facility.

8.  Federal Income Tax Information

Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2022, each Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2021, open taxable periods consisted of the taxable years ended December 31, 2018 through December 31, 2021. No examination of the Funds' tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2021.

The tax character of distributions paid for the year ended December 31, 2021 were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$12,610,212	$15,302,416	$958,626
Long-term capital gains	5,271,018	—	—
Return of capital	—	—	—
Total distributions	$17,881,230	$15,302,416	$958,626

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2022

At December 31, 2021, the Funds' most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Capital loss carryforward(1)	$—	$(53,770,001)	$(6,243,833)
Distributable earnings	996,643	534,365	179,864
Other accumulated gains (losses)	3,413	(7,803)	(330,799)
Tax basis unrealized appreciation on investments and foreign currency	55,637,955	84,208,821	6,358,812
Total tax basis net accumulated gains (losses)	$56,638,011	$30,965,382	$(35,956)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2021, the Infrastructure Fund did not have any capital loss carryforwards, the Real Estate Fund's capital loss carryforwards were $53,770,001, which can be used to offset future realized short-term capital gains and the Real Assets Securities Fund's capital loss carryforwards were $6,243,833, which can be used to offset future realized short-term capital gains. The capital loss carryforwards will not expire.

Federal Income Tax Basis: The federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2021 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Infrastructure Fund	$396,593,174	$67,801,833	$(12,163,878)	$55,637,955
Global Real Estate Fund	579,255,738	110,749,573	(26,540,752)	84,208,821
Real Assets Securities Fund	43,769,212	8,604,324	(2,245,512)	6,358,812

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency, sales of PFICs, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

9.  Commitments and Contingencies

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide for indemnification. The Funds' maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

10.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Proxy Results (Unaudited)

The shareholders of the Brookfield Investment Funds voted to elect two (2) Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified and to transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof. The shareholder meeting was held on Friday, May 20, 2022, at 8:45 a.m., Eastern Time. The number of shares voted are as follows:

	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1. To elect to the Fund's Board of Trustees, Mr. William H. Wright II, Independent Trustee	250,613,759	3,790,866	3,689,719
2. To elect to the Fund's Board of Trustees, Mr. David W. Levi, Interested Trustee	250,156,816	3,420,322	4,517,206

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of Brookfield Investment Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust, considered and approved the continuation of the Investment Advisory Agreements (the "Advisory Agreements") between the Trust, on behalf of its series, Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund and Brookfield Real Assets Securities Fund1 (each, a "Fund," and together, the "Funds") and Brookfield Public Securities Group LLC (the "Adviser" or "Brookfield"), each for a successive one-year period at a telephonic2 meeting held on May 19-20, 2022 (the "Meeting").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by Brookfield; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group and/or peer universe of funds, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield's general compliance policies and procedures and the services that it provides; (f) information on Brookfield's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Trustees of the Funds without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Funds' third-party service providers. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Funds pursuant to the Advisory Agreements.

In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield's fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Funds. The Board also considered the personnel responsible for providing advisory services to the Funds and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Trustees' experience and

1 The Investment Advisory Agreement between Brookfield and the Trust, on behalf of its series Brookfield Global Renewables & Sustainable Infrastructure Fund, was approved by the Board on September 20, 2021, and is still within its initial two-year term, so it was not considered for renewal.

2 On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the "SEC") issued an order pursuant to its authority under Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act" or "Act") granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts. The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the Investment Company Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) under the Investment Company Act that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC's order.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Funds and the industry in general.

The Board's conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Funds; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Funds, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield's culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield's reputation and its experience serving as an investment adviser and the experience of the teams of portfolio managers that manage the Funds, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Brookfield's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from effectively serving as the investment adviser to the Funds. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

THE PERFORMANCE OF THE FUNDS AND THE ADVISER. The Board, including the Independent Trustees, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Funds in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Funds as compared to a group of funds with investment classifications and/or objectives comparable to those of the Funds and to an appropriate index or combination of indices identified by Broadridge ("Peer Universe"), as well as a focused peer group identified by Brookfield ("Peer Group"). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to each Fund's performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management also discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2022. Class I performance relative to the median of each Fund's Peer Universe and Peer Group is described below, and for those Funds with performance that ranked below the median for their respective Peer Universes, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance.

Brookfield Global Listed Real Estate Fund. The Board noted that the Fund's performance was below the median of its Peer Universe for the one-, two-, three-, four- and five-year periods (in the fifth quintile for the one-year period, in the fourth quintile for two-year period, and the fifth quintile for the three-, four- and five-year periods) and above the median for the ten-year period (in the third quintile for the ten-year period). The Fund underperformed its Broadridge Index for all periods. In addition, the Fund's performance was above the median of its Peer Group for the quarter ended March 31, 2022, and below the median for all other periods and since inception. The Fund outperformed its index for the quarter ended March 31, 2022 and underperformed its index for all other periods and since inception. The Board noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.

Brookfield Global Listed Infrastructure Fund. The Board noted that Fund's performance was above the median of its Peer Universe for the one- and two-year periods, and below the median for the three-, four-, five- and ten-year periods (in the first quintile for the one-year period, the second quintile for the two-year period, the fourth quintile for the three-year period, the third quintile for the four-year period, and the fifth quintile for the five- and ten-year periods).

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

The Fund outperformed its Broadridge Index for the one-, two, and four-year periods, and underperformed the Index for three-, five- and ten-year periods. In addition, the Fund's performance was above the median of its Peer Group for the quarter ended March 31, 2022 and the one- and two-year periods, and below the median for the three-, five- and ten-year periods and since inception. The Fund outperformed its index for the quarter ended March 31, 2022, and for the one -year period, and underperformed its index for the two-, three-, five- and ten-year periods and since inception. The Board noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.

Brookfield Real Assets Securities Fund. The Board noted that the Fund's performance was below the median of its Peer Universe for the one-, two-, three- and five-year periods (in the fifth quintile for the one- and three-year periods, and the fourth quintile for the two- and five-year periods) and above the median for the four-year period (in the third quintile). The Fund underperformed its Broadridge Index for the one-, two-, three- and five-year periods, and outperformed the Index for the four-year period. In addition, the Fund's performance was below the median of its Peer Group for the quarter ended March 31, 2022 and all other periods. The Fund outperformed its index for the quarter ended March 31, 2022 and for the one-, two- and three-year periods, and underperformed its index for the five-year period and since inception. The Board noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board also received information regarding the management fees to be paid by the Funds to Brookfield pursuant to the Advisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield or its affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fees for the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for each Fund's expense group ("Expense Group") and expense universe ("Expense Universe"), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fees to be paid by the Funds to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board also considered the level of fee waivers and expense reimbursements, as applicable, and the net expense caps contractually agreed upon by Brookfield with respect to certain Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. The Funds' fee and expense rankings are discussed below relative to the median of the applicable expense grouping. A Fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a Fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided by Broadridge, in which case fund rankings are provided). For purposes of the quintile rankings, higher fees and expenses result in a higher quintile ranking, with the first quintile corresponding to low fees and expenses and the fifth quintile corresponding to high fees and expenses. Similarly, the fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Brookfield Global Listed Real Estate Fund. The Board considered that the Fund's actual management fees were above the median of its Expense Group and Expense Universe. The Fund's actual total expenses were above the

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

median of its Expense Group and below the median of its Expense Universe. The Board noted management's discussion regarding the Fund's expenses.

Brookfield Global Listed Infrastructure Fund. The Board considered that the Fund's actual management fees were above the median of its Expense Group and above the median of its Expense Universe. The Fund's actual total expenses were above the median of its Expense Group and Expense Universe. The Board noted management's discussion regarding the Fund's expenses.

Brookfield Real Assets Securities Fund. The Board considered that the Fund's actual management fees were below the median of its Expense Group and Expense Universe. The Fund's actual total expenses were above the median of its Expense Group and Expense Universe. The Board noted management's discussion regarding the Fund's expenses.

The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Funds, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Funds, as applicable, including the broader and more extensive scope of services provided to the Funds in comparison to institutional or separately managed accounts; the higher demands placed on Brookfield's investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds; the greater entrepreneurial risk in managing the Funds; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Funds are subject in comparison to institutional or separately managed accounts.

The Board also considered Brookfield's profitability and the benefits Brookfield and its affiliates received from their relationship with the Funds. The Board received a memorandum and reviewed financial information relating to Brookfield's financial condition and profitability with respect to the services it provided to the Funds and considered how profit margins could affect Brookfield's ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Funds' profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex,3 as well as its expected profits and that of its affiliates for providing administrative support for the Funds. In analyzing Brookfield's profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Funds, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to each Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board also specifically noted that Brookfield had agreed to extend its contractual expense waiver for the Funds, in order to limit the Funds' net operating expenses. The Board concluded that the expected profitability to the Adviser from the Funds was reasonable.

The Board concluded that Brookfield had the financial resources necessary to perform its obligations under the Advisory Agreements and to continue to provide the Funds with the high quality services that it had provided in the past. The Board also concluded that the management fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUNDS GROW AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Trustees, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Funds, share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board noted, however, that although shareholders might benefit from lower operating expenses as a result of an increasing amount of assets spread over the fixed expenses of the

3 The Brookfield Fund Complex is comprised of Brookfield Investment Funds (6 series of underlying portfolios), Brookfield Real Assets Income Fund Inc. (NYSE: RA), Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) and Oaktree Diversified Income Fund Inc. (the "Brookfield Fund Complex").

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

Funds, the Funds' expense limitation agreement with the Adviser served to limit the Funds' expenses until the Funds had the opportunity to grow their assets. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreements, the Board also received information regarding Brookfield's brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates from their relationship with the Funds. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to Brookfield and its affiliates by virtue of the advisory relationship to the Funds were fair and reasonable in light of the costs of providing investment advisory services to the Funds and the ongoing commitment of Brookfield to the Funds.

CONCLUSION. After a full and complete discussion, the Board approved the Advisory Agreements for successive one-year periods. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

Brookfield Global Renewables & Sustainable Infrastructure Fund

At a special telephonic1 meeting held on September 30, 2021 (the "Meeting"), the Board of Trustees (the "Board," the members of which are referred to as "Trustees") of Brookfield Investment Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust, considered and approved the initial Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of its new series, Brookfield Global Renewables & Sustainable Infrastructure Fund (the "Fund"), and Brookfield Public Securities Group LLC (the "Adviser" or "Brookfield"), for an initial two-year period after its effective date. The Board considered the Fund would acquire the assets of the Brookfield Global Renewables & Sustainable Infrastructure LP (the "Predecessor Fund"), an unregistered investment company offered only through private offerings and managed by Brookfield, subject to liabilities, as of the close of business on February 4, 2022, through a tax-free reorganization (the "Reorganization"). The Board considered that in connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund.

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield provided, materials relating to the Board's consideration of whether to approve the Advisory Agreement. These materials include, among other things: (a) a summary of the nature, extent and quality of services to be provided to the Fund by Brookfield; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Predecessor Fund, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield's general compliance policies and procedures and the services that it provides; (f) information on Brookfield's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield who would be involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the Advisory Agreement, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. In considering the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Board considered the responsibilities that the Adviser would have to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's investment objective and strategy, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Adviser's risk assessment and monitoring process, and the Adviser's current level of staffing and its overall resources, including the Adviser's history and investment experience, as well as information regarding its investment personnel who would be providing services to the Fund. In addition, the Board evaluated the expertise and performance of the personnel who would be overseeing the compliance with the Fund's investment restrictions and other requirements.

1 On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the "SEC") issued an order pursuant to its authority under Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act" or "Act") granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts. The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the Investment Company Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) under the Investment Company Act that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC's order.

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

The Board considered the experience of Brookfield as an investment adviser and the experience of the team of portfolio managers that will manage the Fund, projected staffing levels, and Brookfield's reputation and experience in serving as investment adviser to other investment funds and institutional clients. The Board also considered Brookfield's investment process and philosophy, as well as its responsibilities that would include the development and maintenance of an investment program for the Fund that would be consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In addition, the Board considered the fact that the Fund's portfolio managers, who are responsible for the day-to-day portfolio management of the Fund, have significant expertise with the renewable and sustainable infrastructure asset class.

Additionally, the Board observed that Brookfield will provide office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Trustees of the Fund without compensation. The Board also noted that Brookfield will be responsible for the coordination and oversight of the activities of the Fund's third-party service providers. In addition to the advisory services to be provided by Brookfield, the Board considered the administrative and other services to be provided by Brookfield to the Fund pursuant to the Advisory Agreement. In connection with the services to be provided by Brookfield, the Board analyzed the structure and duties of Brookfield's fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund.

The Board determined that the proposed investment management services, as well as the administrative services that would be provided by Brookfield, would be in the best interests of the Fund and its shareholders.

THE PERFORMANCE OF THE FUND AND THE ADVISER. The Board, including the Independent Trustees, also considered the investment performance of the Adviser. The Board considered performance information for the Predecessor Fund and for Brookfield's Global Renewables & Sustainable Infrastructure Composite (the "Composite"), relative to performance information for a composite of global renewable and sustainable infrastructure equity accounts managed by Brookfield. The Board noted, however, that the Predecessor Fund and Composite performance information was provided solely to illustrate Brookfield's experience across a spectrum of relevant investments and is not indicative of the Fund's investment strategy or the returns that the Fund can expect to achieve. The Board also noted that the Composite includes all fully discretionary, fee-paying accounts that invest, primarily in equities, in publicly traded renewable power, wind, solar, water and sustainable infrastructure companies globally. The Board further noted that the Composite's results include reinvestment of income and the impact of transaction costs, but did not include deduction of advisory or other account expenses.

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including the Predecessor Fund, institutional separate accounts, and/or other funds advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Board considered the complexity of investment management for registered mutual funds relative to the Adviser's other clients, including the Predecessor Fund, and noted the differences, as applicable, in the regulatory, legal, and other risks and responsibilities of providing services to the different clients. The Board then considered that the Fund's proposed management fees were above the median of its Expense Group and below the median of its Expense Universe, and the Fund's projected total expenses were at the median of its Expense Group and above the median of its Expense Universe. The Board noted that the Fund's proposed management fee included both advisory and administrative fees. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Fund, pursuant to which the Adviser would agree to voluntarily waive a portion of its management fee and/or reimburse certain expenses as a means of limiting the Fund's total annual operating expenses.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

The Board also considered Brookfield's profitability and the benefits Brookfield and its affiliates could potentially receive from their relationship with the Fund. The Board reviewed the profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex.2 In analyzing Brookfield's profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the funds, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to the funds appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board also specifically noted that Brookfield had agreed to enter into a contractual expense limitation waiver for the Fund, in order to limit the Fund's net operating expenses. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.

The Board concluded that Brookfield had the financial resources necessary to perform its obligations under the Advisory Agreement and to provide the Fund with high quality services. The Board concluded that the contract rate advisory fee and projected total fund expenses for the Fund were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board considered whether the possible realization by the Adviser of economies of scale in providing services to the Fund would justify a reduction of the rate of the advisory fees as applied to larger amounts of assets under management. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board noted, however, that although shareholders might benefit from lower operating expenses as a result of an increasing amount of assets spread over the fixed expenses of the Fund, the Fund's expense limitation agreement with the Adviser could serve to limit the Fund's expenses until the Fund had the opportunity to grow its assets. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.

OTHER FACTORS. As part of its evaluation of Brookfield's compensation, the Board considered other benefits that may be realized by Brookfield from its relationship with the Fund. Among them, the Board considered the opportunity to provide advisory services to additional funds and accounts and the reputational benefits. The Board concluded that the benefits that may accrue to the Adviser by virtue of the Adviser's relationship to the Fund were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Fund and the ongoing commitment of the Adviser to the Fund.

CONCLUSION. After a full and complete discussion, the Board approved the Advisory Agreement for an initial two-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund and its shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

2 The Brookfield Fund Complex is comprised of Brookfield Investment Funds (6 series of underlying portfolios), Brookfield Real Assets Income Fund Inc. (NYSE: RA), Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) and Oaktree Diversified Income Fund Inc. (the "Brookfield Fund Complex").

2022 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

Brookfield Public Securities Group LLC

CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds'
transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski  Chair of Board of Trustees

William H. Wright II  Chair of Audit Committee

Heather S. Goldman  Chair of Nominating and Compensation Committee

Stuart A. McFarland  Trustee

David W. Levi  Trustee (Interested)

Officers of the Fund

Brian F. Hurley  President

Casey P. Tushaus  Treasurer

Adam R. Sachs  Chief Compliance Officer

Mohamed S. Rasul  Assistant Treasurer

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-PORT. Each Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

1

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Investment Funds

By (Signature and Title)		/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	August 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	August 26, 2022

By (Signature and Title)		/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	August 26, 2022

3